                                                                      EXHIBIT 10

Loan Agreement

THIS LOAN AGREEMENT (the "Agreement"), is entered into as of December 16, 2004, between Media Sciences, Inc., a New Jersey corporation, and Cadapult Graphic
Systems, Inc., a New Jersey corporation (collectively, the "Borrower"), with an address at 40 Boroline Road, Allendale, NJ 07401, and PNC BANK, NATIONAL
ASSOCIATION (the "Bank"), with an address at Two Tower Center Boulevard, East
Brunswick, New Jersey 08816.

         The Borrower and the Bank, with the intent to be legally bound, agree as follows:

         1. Loan. The Bank has made or may make one or more loans (collectively, the "Loan") to the Borrower subject to the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth in this
Agreement. The Loan is or will be evidenced by a promissory note or notes of the
Borrower and all renewals, extensions, amendments and restatements thereof (if one or more, collectively, the "Note") acceptable to the Bank, which shall set forth the interest rate, repayment and other provisions, the terms of which are incorporated into this Agreement by reference.

         The credit facility covered by this Agreement is a revolving line of credit under which the Borrower may request and the Bank, subject to the terms and conditions of this Agreement and the Loan Documents (as defined below), will: (i) accept and discount drafts drawn by the Borrower on the Bank (each a
"Bankers' Acceptance") subject to an aggregate sub-limit on Bankers' Acceptances of $500,000.00, and (ii) make direct advances, from time to time until the
Expiration Date, in the aggregate amount at any time outstanding not to exceed
$3,000,000.00 (the "Line of Credit"). The "Expiration Date" means November 30,
2006, or such later date as may be designated by the Bank by written notice to the Borrower. The Borrower acknowledges and agrees that in no event will the
Bank be under any obligation to extend or renew the Line of Credit beyond the
Expiration Date.

(a) Bankers' Acceptances.

(i) Each request for a Bankers' Acceptance must be accompanied by a certificate signed by the Borrower in form and substance satisfactory to the Bank. The availability of Bankers' Acceptances and direct borrowings under the Line of
Credit shall be reduced by the face amount of each Bankers' Acceptance issued and outstanding (whether or not honored). Unless approved by the Bank, each
Bankers' Acceptance shall have a maturity date of not more than one hundred and eighty (180) days from the date of its creation and, in no event, beyond the
Expiration Date.

(ii) The Bank shall discount each Bankers' Acceptance by deducting from the face amount of the draft: (a) a discount determined by applying the Bank's Discount
Rate (as hereinafter defined) to such face amount for the period from acceptance to maturity; and (b) an acceptance commission equal to two hundred twenty five
(225) basis points (2.25%) of the face amount of such draft for the period from acceptance to maturity; both calculated on the basis of a year of three hundred sixty (360) days and shall make the net amount available to the Borrower by crediting the Borrower's demand deposit account with the Bank. The Borrower agrees to immediately repay the face amount of the Bankers' Acceptance when it is honored by the Bank. "Discount Rate" means the Bank's prevailing discount rate for bankers' acceptances having face amounts and maturities comparable to those of the draft to be discounted, as determined by the Bank on the date of discount.

(iii) Neither the Bank nor any of its directors, officers, or employees shall be liable for any action taken or omitted under or in connection with any Bankers'
Acceptance, any draft to which a Bankers' Acceptance relates or any document(s)
relating or pertaining to a Bankers' Acceptance. The Bank shall be entitled to act (and shall be fully protected against any claim of loss by the Borrower occasioned by the lack, or claimed lack, of authenticity or authority of the issuance of any draft or signature thereon, in acting) upon any oral or written communication or instrument reasonably believed by the Bank to be genuine and correct and to have been made by a proper person.

  (iv) The Borrower further agrees that, in the event that any Bankers'
Acceptance shall not, in the reasonable opinion of the Bank, meet all the requirements for "eligible" Bankers' Acceptances under Section 13 of the Federal
Reserve Act (the "Act") or any change in the applicable law, the Borrower shall indemnify the Bank against any loss or expense incurred by the Bank, directly or indirectly, arising out of such ineligibility including, without limitation, any cost of maintaining reserves in respect of such Bankers' Acceptance and any loss or expense resulting from the illiquidity of the market for ineligible bankers'
acceptances. If the Bank sustains or incurs any such costs, expenses or losses, it shall from time to time notify the Borrower of the amount determined in good faith by the Bank (which good faith determination shall be conclusive absent manifest error) to be necessary to indemnify the Bank for such loss or expense.
Such amount shall be due and payable by the Borrower to the Bank on demand.

(b) Direct Borrowings.

         (i) Direct borrowings will bear interest at a rate per annum which is at all times equal to the Prime Rate plus three quarters of one percent (.75%).
Interest will be calculated based on the actual number of days that principal is outstanding over a year of 360 days. As used herein, "Prime Rate" shall mean the rate publicly announced by the Bank from time to time as its prime rate. The
Prime Rate is not tied to any external rate of interest or index, and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers. If and when the Prime Rate changes, the rate of interest on this Note will change automatically without notice to the Borrower, effective on the date of any such change. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

         (ii) A request for advance made by telephone must be promptly confirmed in writing by such method as the Bank may require. The Borrower authorizes the
Bank to accept telephonic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions. The
Borrower hereby indemnifies and holds the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) which may arise or be created by the acceptance of such telephone requests or making such advances. The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, as well as the date and amount of each payment made by the Borrower.

         2. Security. The security for repayment of the Loan shall include but not be limited to the collateral, guaranties and other documents heretofore, contemporaneously or hereafter executed and delivered to the Bank (the "Security
Documents"), which shall secure repayment of the Loan, the Note and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Bank or to any other direct or indirect subsidiary of The
PNC Financial Services Group, Inc., of any kind or nature, present or future
(including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee,
(v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the
Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses
(hereinafter referred to collectively as the "Obligations"). Unless expressly provided to the contrary in documentation for any other loan or loans, it is the express intent of the Bank and the Borrower that all Obligations including those included in the Loan be cross-collateralized and cross-defaulted, such that collateral securing any of the Obligations shall secure repayment of all
Obligations and a default under any Obligation shall be a default under all
Obligations.

         This Agreement, the Note, the Security Documents and all other agreements and documents executed and/or delivered pursuant hereto, as each may be amended, modified, extended or renewed from time to time, are collectively referred to as the "Loan Documents." Capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Documents.

         3. Representations and Warranties. The Borrower hereby makes the following representations and warranties, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct except as otherwise set forth on the Addendum attached hereto and incorporated herein by reference (the "Addendum"):

                  3.1. Existence, Power and Authority. If not a natural person, the Borrower is duly organized, validly existing and in good standing under the laws of the State of its incorporation or organization and has the power and authority to own and operate its assets and to conduct its business as now or proposed to be carried on, and is duly qualified, licensed and in good standing to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualification or licensing. The Borrower is duly authorized to execute and deliver the Loan Documents, all necessary action to authorize the execution and delivery of the Loan Documents has been properly taken, and the Borrower is and will continue to be duly authorized to borrow under this Agreement and to perform all of the other terms and provisions of the
Loan Documents.

                  3.2. Financial Statements. If the Borrower is not a natural person, it has delivered or caused to be delivered to the Bank its most recent balance sheet, income statement and statement of cash flows, or if the Borrower is a natural person, its personal financial statement and tax returns (as applicable, the "Historical Financial Statements"). The Historical Financial
Statements are true, complete and accurate in all material respects and fairly present the financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of the Borrower's operations for the period specified therein. The Historical Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP")
consistently applied from period to period, subject in the case of interim statements to normal year-end adjustments and to any comments and notes acceptable to the Bank in its sole discretion.

                  3.3. No Material Adverse Change. Since the date of the most recent Financial Statements (as hereinafter defined), the Borrower has not suffered any damage, destruction or loss, and no event or condition has occurred or exists, which has resulted or could result in a material adverse change in its business, assets, operations, condition (financial or otherwise) or results of operation.

                  3.4. Binding Obligations. The Borrower has full power and
authority to enter into the transactions provided for in this Agreement and has been duly authorized to do so by appropriate action of its Board of Directors if the Borrower is a corporation, all its general partners if the Borrower is a partnership or otherwise as may be required by law, charter, other organizational documents or agreements; and the Loan Documents, when executed and delivered by the Borrower, will constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

                  3.5. No Defaults or Violations. There does not exist any Event of Default under this Agreement or any default or violation by the Borrower of or under any of the terms, conditions or obligations of: (i) its partnership agreement if the Borrower is a partnership, its articles or certificate of incorporation, regulations or bylaws if the Borrower is a corporation or its other organizational documents as applicable; (ii) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which it is a party or by which it is bound; or (iii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law, the action of any court or any governmental authority or agency; and the consummation of this Agreement and the transactions set forth herein will not result in any such default or violation or Event of
Default.

                  3.6. Title to Assets. The Borrower has good and marketable title to the assets reflected on the most recent Financial Statements, free and clear of all liens and encumbrances, except for (i) current taxes and assessments not yet due and payable, (ii) assets disposed of by the Borrower in the ordinary course of business since the date of the most recent Financial
Statements, and (iii) those liens or encumbrances, if any, specified on the
Addendum.

                  3.7. Litigation. There are no actions, suits, proceedings or governmental investigations pending or, to the knowledge of the Borrower, threatened against the Borrower, which could result in a material adverse change in its business, assets, operations, condition (financial or otherwise) or results of operations and there is no basis known to the Borrower for any action, suit, proceeding or investigation which could result in such a material adverse change. All pending and threatened litigation against the Borrower is listed on the Addendum.

                  3.8. Tax Returns. The Borrower has filed all returns and
reports that are required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon it or its property or withheld by it, including income, unemployment, social security and similar taxes, and all of such taxes have been either paid or adequate reserve or other provision has been made therefor.

                  3.9. Employee Benefit Plans. Each employee benefit plan as to which the Borrower may have any liability complies in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974
(as amended from time to time, "ERISA"), including minimum funding requirements, and (i) no Prohibited Transaction (as defined under ERISA) has occurred with respect to any such plan, (ii) no Reportable Event (as defined under Section
4043 of ERISA) has occurred with respect to any such plan which would cause the
Pension Benefit Guaranty Corporation to institute proceedings under Section 4042 of ERISA, (iii) the Borrower has not withdrawn from any such plan or initiated steps to do so, and (iv) no steps have been taken to terminate any such plan.

                  3.10. Environmental Matters. The Borrower is in compliance, in all material respects, with all Environmental Laws (as hereinafter defined), including, without limitation, all Environmental Laws in jurisdictions in which the Borrower owns or operates, or has owned or operated, a facility or site, stores Collateral, arranges or has arranged for disposal or treatment of hazardous substances, solid waste or other waste, accepts or has accepted for transport any hazardous substances, solid waste or other wastes or holds or has held any interest in real property or otherwise. Except as otherwise disclosed on the Addendum, no litigation or proceeding arising under, relating to or in connection with any Environmental Law is pending or, to the best of the
Borrower's knowledge, threatened against the Borrower, any real property which the Borrower holds or has held an interest or any past or present operation of the Borrower. No release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring, or to the best of the Borrower's knowledge has occurred, on, under or to any real property in which the Borrower holds or has held any interest or performs or has performed any of its operations, in violation of any Environmental Law. As used in this Section,
"litigation or proceeding" means any demand, claim notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by a governmental authority or other person, and "Environmental Laws" means all provisions of laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by any governmental authority concerning health, safety and protection of, or regulation of the discharge of substances into, the environment.

                  3.11. Intellectual Property. The Borrower owns or is licensed to use all patents, patent rights, trademarks, trade names, service marks, copyrights, intellectual property, technology, know-how and processes necessary for the conduct of its business as currently conducted that are material to the condition (financial or otherwise), business or operations of the Borrower.

                  3.12. Regulatory Matters. No part of the proceeds of the Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors.

                  3.13. Solvency. As of the date hereof and after giving effect to the transactions contemplated by the Loan Documents, (i) the aggregate value of the Borrower's assets will exceed its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities), (ii) the Borrower will have sufficient cash flow to enable it to pay its debts as they become due, and
(iii) the Borrower will not have unreasonably small capital for the business in which it is engaged.

                  3.14. Disclosure. None of the Loan Documents contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary in order to make the statements contained in this
Agreement or the Loan Documents not misleading. There is no fact known to the
Borrower which materially adversely affects or, so far as the Borrower can now foresee, might materially adversely affect the business, assets, operations, condition (financial or otherwise) or results of operation of the Borrower and which has not otherwise been fully set forth in this Agreement or in the Loan
Documents.

         4. Affirmative Covenants. The Borrower agrees that from the date of execution of this Agreement until all Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Borrower will:

                  4.1. Books and Records. Maintain books and records in
accordance with GAAP and give representatives of the Bank access thereto at all reasonable times, including permission to examine, copy and make abstracts from any of such books and records and such other information as the Bank may from time to time reasonably request, and the Borrower will make available to the
Bank for examination copies of any reports, statements and returns which the
Borrower may make to or file with any federal, state or local governmental department, bureau or agency.

                  4.2.  Interim Financial Statements; Certificate of No Default.
See Addendum.

                  4.3.  Annual Financial Statements.  See Addendum.

                  4.4. Payment of Taxes and Other Charges. Pay and discharge when due all indebtedness and all taxes, assessments, charges, levies and other liabilities imposed upon the Borrower, its income, profits, property or business, except those which currently are being contested in good faith by appropriate proceedings and for which the Borrower shall have set aside adequate reserves or made other adequate provision with respect thereto acceptable to the
Bank in its sole discretion.

                  4.5. Maintenance of Existence, Operation and Assets. Do all
things necessary to (i) maintain, renew and keep in full force and effect its organizational existence and all rights, permits and franchises necessary to enable it to continue its business as currently conducted; (ii) continue in operation in substantially the same manner as at present; (iii) keep its properties in good operating condition and repair; and (iv) make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

                  4.6. Insurance. Maintain, with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts, as is customary for established companies engaged in the same or similar business and similarly situated. In the event of a conflict between the provisions of this Section and the terms of any Security Documents relating to insurance, the provisions in the
Security Documents will control.

                  4.7. Compliance with Laws. Comply with all laws applicable to the Borrower and to the operation of its business (including without limitation any statute, ordinance, rule or regulation relating to employment practices, pension benefits or environmental, occupational and health standards and controls).

                  4.8.  Bank Accounts.  Establish and maintain at the Bank the
Borrower's primary depository accounts.

                  4.9. Financial Covenants. Comply with all of the financial and other covenants, if any, set forth on the Addendum, and cause Media Sciences
International, Inc. to comply with such covenants.

                  4.10. Additional Reports. Provide prompt written notice to the
Bank of the occurrence of any of the following (together with a description of the action which the Borrower proposes to take with respect thereto): (i) any
Event of Default or any event, act or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default (a
"Default"), (ii) any litigation filed by or against the Borrower, (iii) any
Reportable Event or Prohibited Transaction with respect to any Employee Benefit
Plan(s) (as defined in ERISA) or (iv) any event which might result in a material adverse change in the business, assets, operations, condition (financial or otherwise) or results of operation of the Borrower.

         5. Negative Covenants. The Borrower covenants and agrees that from the date of this Agreement until all Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, except as set forth in the Addendum, the Borrower will not, without the Bank's prior written consent:

                  5.1. Indebtedness. Create, incur, assume or suffer to exist any indebtedness for borrowed money other than: (i) the Loan and any subsequent indebtedness to the Bank; (ii) open account trade debt incurred in the ordinary course of business and not past due; and (iii) indebtedness in respect of purchase money financings of personal property.

                  5.2. Liens and Encumbrances. Except as provided in Section
3.6, create, assume, incur or permit to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any of its property, now owned or hereafter acquired, or acquire or agree to acquire any kind of property subject to any conditional sales or other title retention agreement, except liens securing purchase money indebtedness permitted pursuant to Section 5.1 above.

                  5.3. Guarantees. Guarantee, endorse or become contingently liable for the obligations of any person, firm, corporation or other entity, except in connection with the endorsement and deposit of checks in the ordinary course of business for collection.

                  5.4. Loans or Advances. Purchase or hold beneficially any
stock, other securities or evidences of indebtedness of, or make or have outstanding, any loans or advances to, or otherwise extend credit to, or make any investment or acquire any interest whatsoever in, any other person, firm, corporation or other entity, except investments disclosed on the Borrower's
Historical Financial Statements or acceptable to the Bank in its sole discretion.

                  5.5. Merger or Transfer of Assets. Liquidate or dissolve, or merge or consolidate with or into any person, firm, corporation or other entity, or sell, lease, transfer or otherwise dispose of all or any substantial part of its property, assets, operations or business, whether now owned or hereafter acquired.

                  5.6. Change in Business, Management or Ownership. Make or
permit and cause each Guarantor under the Security Documents not to make or permit, any change in its form of organization, the nature of its business as carried on as of the date hereof, or in the individual serving as President and/or Chief Executive Officer.

                  5.7. Dividends. Declare or pay any dividends on or make any distribution with respect to any class of its equity or ownership interest, or purchase, redeem, retire or otherwise acquire any of its equity other than to pay any dividends on or make any distribution with respect to the parent of
Borrower, Media Sciences International, Inc., a Delaware corporation.

                  5.8. Acquisitions. Make acquisitions of all or substantially all of the property or assets of any person, firm, corporation or other entity.

         6.  Events of Default.  The occurrence of any of the following will be deemed to be an Event of Default:

6.1. Covenant Default. The Borrower and/or Media Sciences International, Inc.
shall default in the performance of any of the covenants or agreements contained in this Agreement which calls for the payment of money when such money is due or the Borrower fails to keep, observe or perform any of the other undertakings, conditions, stipulations, agreements, covenants or obligations of the Borrower as set forth in this Agreement, and such failure continues for twenty (20) days after the receipt of written notice from the Bank; provided, however the aforesaid notice and cure period applicable to non-monetary defaults shall not apply with respect to the financial covenants set forth in the Addendum.

                  6.2. Breach of Warranty. Any Financial Statement,
representation, warranty or certificate made or furnished by the Borrower to the
Bank in connection with this Agreement shall be materially false, incorrect or incomplete when made.

                  6.3. Other Default. The occurrence of an Event of Default as defined in the Note or any of the Loan Documents.

Upon the occurrence of an Event of Default, the Bank will have all rights and remedies specified in the Note and the Loan Documents and all rights and remedies (which are cumulative and not exclusive) available under applicable law or in equity.

         7. Conditions. The Bank's obligation to make any advance under the Loan is subject to the conditions that as of the date of the advance:

                  7.1. No Event of Default. No Event of Default or event which with the passage of time, the giving of notice or both would constitute an Event of Default shall have occurred and be continuing;

                  7.2. Authorization Documents. The Bank shall have received certified copies of resolutions of the board of directors, the general partners or the members or managers of any partnership, corporation or limited liability company that executes this Agreement, the Note or any of the other Loan
Documents; or other proof of authorization satisfactory to the Bank; and

                  7.3. Receipt of Loan Documents. The Bank shall have received the Loan Documents and such other instruments and documents which the Bank may reasonably request in connection with the transactions provided for in this
Agreement, which may include an opinion of counsel in form and substance satisfactory to the Bank for any party executing any of the Loan Documents.

         8. Expenses. The Borrower agrees to pay the Bank, upon the execution of this Agreement, and otherwise on demand, all costs and expenses incurred by the
Bank in connection with the preparation, negotiation and delivery of this
Agreement and the other Loan Documents, and any modifications thereto, and the collection of all of the Obligations, including but not limited to enforcement actions, relating to the Loan, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, including reasonable fees and expenses of counsel (which may include costs of in-house counsel), expenses for auditors, appraisers and environmental consultants, lien searches, recording and filing fees and taxes. Notwithstanding the foregoing, the Bank has agreed to be responsible for the costs and expenses incurred by the Bank on or prior to the date hereof in connection with the preparation, negotiation and delivery of this
Agreement and the other Loan Documents, lien searches, recording and filing fees.

         9. Increased Costs. On written demand, together with written evidence of the justification therefor, the Borrower agrees to pay the Bank all direct costs incurred and any losses suffered or payments made by the Bank as a consequence of making the Loan by reason of any change in law or regulation, or the interpretation thereof, imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets.

         10.  Miscellaneous.

                  10.1. Notices: All notices, demands, requests, consents,
approvals and other communications required or permitted hereunder ("Notices")
must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail.
Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving
Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

                  10.2. Preservation of Rights. No delay or omission on the
Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank s action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

                  10.3. Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

                  10.4. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this
Agreement will be effective unless made in a writing signed by the party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the
Borrower will entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

                  10.5. Entire Agreement. This Agreement (including the
documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  10.6. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart.
Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

                  10.7. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Borrower may not assign this Agreement in whole or in part without the
Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

                  10.8. Interpretation. In this Agreement, unless the Bank and the Borrower otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders;
references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or"
shall be deemed to include "and/or", the words "including", "includes" and
"include" shall be deemed to be followed by the words "without limitation";
references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this
Agreement is executed by more than one party as Borrower, the obligations of such persons or entities will be joint and several.

                  10.9. No Consequential Damages, Etc. The Bank will not be
responsible for any damages, consequential, incidental, special, punitive or otherwise, that may be incurred or alleged by any person or entity, including the Borrower and any Guarantor, as a result of this Agreement, the other Loan
Documents, the transactions contemplated hereby or thereby, or the use of the proceeds of the Loan.

                  10.10. Assignments and Participations. At any time, without any notice to the Borrower, the Bank may sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of all or any part of the Bank's interest in the Loan. The Borrower hereby authorizes the Bank to provide, without any notice to the Borrower, any information concerning the Borrower, including information pertaining to the Borrower's financial condition, business operations or general creditworthiness, to any person or entity which may succeed to or participate in all or any part of the Bank's interest in the Loan.

                  10.11. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS AGREEMENT WILL BE
INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN
ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS
LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located;
provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Bank and the Borrower agree that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

                  10.12. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE BANK
IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY
DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION
CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER AND THE BANK ACKNOWLEDGE
THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:                           Media Sciences, Inc.

____________________________________        By:________________________________
                                                                         (SEAL)
Denise Hawkins,                                      Michael W. Levin, President
Secretary

WITNESS / ATTEST:                           Cadapult Graphic Systems, Inc.

____________________________________        By:________________________________
                                                                         (SEAL)
Denise Hawkins,                                      Michael W. Levin, President
Secretary

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By:________________________________
                                                                         (SEAL)
                                            Print Name: George Beyjoun

                                            Title: Vice President

Committed Line of Credit Note

$3,000,000.00                                                 December 16, 2004

FOR VALUE RECEIVED, Media Sciences, Inc., a New Jersey corporation, and Cadapult
Graphic Systems, Inc., a New Jersey corporation (collectively, the "Borrower"), with an address at 40 Boroline Road, Allendale, NJ 07401, promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), in lawful money of the
United States of America in immediately available funds at its offices located at Two Tower Center Boulevard, East Brunswick, New Jersey 08816, or at such other location as the Bank may designate from time to time, the principal sum of
THREE MILLION AND 00/100 DOLLARS ($3,000,000.00) (the "Facility") or such lesser amount as may be advanced to or for the benefit of the Borrower hereunder, together with interest accruing on the outstanding principal balance from the date hereof, all as provided below.

     1. Credit  Facility/Charges  The credit facility  covered by this Note is a revolving  line of credit  under  which the  Borrower  may request and the Bank, subject to the terms and conditions of this Agreement and the Loan Documents (as defined  below),  will: (i) accept and discount  drafts drawn by the Borrower on the Bank (each a "Bankers'  Acceptance")  subject to an  aggregate  sub-limit on
Bankers' Acceptances of $500,000.00, and (ii) make direct advances, from time to time until the Expiration  Date, in the aggregate amount at any time outstanding not to exceed $3,000,000.00 (the "Line of Credit").  The "Expiration Date" means
November  30,  2006,  or such  later  date as may be  designated  by the Bank by written notice to the Borrower.  The Borrower acknowledges and agrees that in no event  will the Bank be under  any  obligation  to  extend  or renew the Line of
Credit beyond the Expiration Date.

 (a)     Bankers' Acceptances.

(i) Each request for a Bankers' Acceptance must be accompanied by a certificate signed by the Borrower in form and substance satisfactory to the Bank. The availability of Bankers' Acceptances and direct borrowings under the Line of
Credit shall be reduced by the face amount of each Bankers' Acceptance issued and outstanding (whether or not honored). Unless approved by the Bank, each
Bankers' Acceptance shall have a maturity date of not more than one hundred eighty (180) days from the date of its creation and, in no event, beyond the
Expiration Date.

(ii) The Bank shall discount each Bankers' Acceptance by deducting from the face amount of the draft: (a) a discount determined by applying the Bank's Discount
Rate (as hereinafter defined) to such face amount for the period from acceptance to maturity; and (b) an acceptance commission equal to two hundred twenty five
(225) basis points (2.25%) of the face amount of such draft for the period from acceptance to maturity; both calculated on the basis of a year of three hundred sixty (360) days and shall make the net amount available to the Borrower by crediting the Borrower's demand deposit account with the Bank. The Borrower agrees to immediately repay the face amount of the Bankers' Acceptance when it is honored by the Bank. "Discount Rate" means the Bank's prevailing discount rate for bankers' acceptances having face amounts and maturities comparable to those of the draft to be discounted, as determined by the Bank on the date of discount.

(iii) Neither the Bank nor any of its directors, officers, or employees shall be liable for any action taken or omitted under or in connection with any Bankers'
Acceptance, any draft to which a Bankers' Acceptance relates or any document(s)
relating or pertaining to a Bankers' Acceptance. The Bank shall be entitled to act (and shall be fully protected against any claim of loss by the Borrower occasioned by the lack, or claimed lack, of authenticity or authority of the issuance of any draft or signature thereon, in acting) upon any oral or written communication or instrument reasonably believed by the Bank to be genuine and correct and to have been made by a proper person.

(iv) The Borrower further agrees that, in the event that any Bankers' Acceptance shall not, in the reasonable opinion of the Bank, meet all the requirements for
"eligible" Bankers' Acceptances under Section 13 of the Federal Reserve Act (the
"Act") or any change in the applicable law, the Borrower shall indemnify the
Bank against any loss or expense incurred by the Bank, directly or indirectly, arising out of such ineligibility including, without limitation, any cost of maintaining reserves in respect of such Bankers' Acceptance and any loss or expense resulting from the illiquidity of the market for ineligible bankers'
acceptances. If the Bank sustains or incurs any such costs, expenses or losses, it shall from time to time notify the Borrower of the amount determined in good faith by the Bank (which good faith determination shall be conclusive absent manifest error) to be necessary to indemnify the Bank for such loss or expense.
Such amount shall be due and payable by the Borrower to the Bank on demand.

(b) Direct Borrowings.

         (i) Direct borrowings will bear interest at a rate per annum which is at all times equal to the Prime Rate plus three quarters of one percent (.75%).
Interest will be calculated based on the actual number of days that principal is outstanding over a year of 360 days. As used herein, "Prime Rate" shall mean the rate publicly announced by the Bank from time to time as its prime rate. The
Prime Rate is not tied to any external rate of interest or index, and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers. If and when the Prime Rate changes, the rate of interest on this Note will change automatically without notice to the Borrower, effective on the date of any such change. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

         (ii) A request for advance made by telephone must be promptly confirmed in writing by such method as the Bank may require. The Borrower authorizes the
Bank to accept telephonic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions. The
Borrower hereby indemnifies and holds the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) which may arise or be created by the acceptance of such telephone requests or making such advances. The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, as well as the date and amount of each payment made by the Borrower.

2. Payment Terms. Payment shall be made in the amounts and on the dates required in the Loan Documents that relate to each Bankers' Acceptance. Accrued interest on direct borrowings will be due and payable on the 1st day of each month, beginning with the payment due on January 1, 2005. The outstanding principal balance and any accrued but unpaid interest shall be due and payable on the
Expiration Date.

If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank's office indicated above is located, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. The Borrower hereby authorizes the Bank to charge the Borrower's deposit account at the Bank for any payment when due hereunder. Payments received will be applied to charges, fees and expenses (including attorneys'
fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

3. Late Payments; Default Rate. If the Borrower fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within fifteen (15) calendar days of the date due and payable, the
Borrower also shall pay to the Bank a late charge equal to the lesser of five percent (5%) of the amount of such payment or $150.00 (the "Late Charge"). Such fifteen (15) day period shall not be construed in any way to extend the due date of any such payment. Upon maturity, whether by acceleration, demand or otherwise, and at the Bank's option upon the occurrence of any Event of Default
(as hereinafter defined) and during the continuance thereof, amounts outstanding under this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) which shall be five percentage points (5%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. Both the Late Charge and the Default
Rate are imposed as liquidated damages for the purpose of defraying the Bank's expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Bank's exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Bank may employ. In addition, the Default Rate reflects the increased credit risk to the Bank of carrying a loan that is in default. The Borrower agrees that the Late Charge and Default
Rate are reasonable forecasts of just compensation for anticipated and actual harm incurred by the Bank, and that the actual harm incurred by the Bank cannot be estimated with certainty and without difficulty.

4. Prepayment. The direct borrowing indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty. Notwithstanding the foregoing, if the Facility is terminated by the Borrower before the
Expiration Date, the Borrower shall pay the Bank a termination fee of $15,000;
provided, however, if termination occurs after the first anniversary of this
Note, the termination fee will be waived if sixty (60) days advance notice is provided to the Bank.

5. Other Loan Documents. This Note is issued in connection with a letter agreement or loan agreement between the Borrower and the Bank, dated on or before the date hereof, and the other agreements and documents executed and/or delivered in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, including, without limitation all instruments heretofore and hereafter delivered that relate to each Bankers' Acceptance, collectively the "Loan
Documents"), and is secured by the property (if any) described in the Loan
Documents and by such other collateral as previously may have been or may in the future be granted to the Bank to secure this Note.

6. Events of Default. The occurrence of any of the following events will be deemed to be an "Event of Default" under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or any default and the lapse of any notice or cure period, or any Obligor's failure to observe or perform any covenant or other agreement, under or contained in any Loan Document or any other document now or in the future evidencing or securing any debt, liability or obligation of any Obligor to the Bank; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any Obligor, such proceeding is not dismissed or stayed within 30 days of the commencement thereof, provided that the Bank shall not be obligated to advance additional funds hereunder during such period); (iv) any assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor held by or deposited with the Bank; (v) a default with respect to any other indebtedness of any Obligor for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the
Bank; (vii) the entry of a final judgment against any Obligor and the failure of such Obligor to discharge the judgment within ten (10) days of the entry thereof; (viii) any material adverse change in any Obligor's business, assets, operations, financial condition or results of operations; (ix) any Obligor ceases doing business as a going concern; (x) any representation or warranty made by any Obligor to the Bank in any Loan Document or any other documents now or in the future evidencing or securing the obligations of any Obligor to the
Bank, is false, erroneous or misleading in any material respect; (xi) if this
Note or any guarantee executed by any Obligor is secured, the failure of any
Obligor to provide the Bank with additional collateral if in the Bank's opinion at any time or times, the market value of any of the collateral securing this
Note or any guarantee has depreciated below that required pursuant to the Loan
Documents or, if no specific value is so required, then in an amount deemed material by the Bank; (xii) the revocation or attempted revocation, in whole or in part, of any guarantee by any Obligor; or (xiii) the death, incarceration, indictment or legal incompetency of any individual Obligor or, if any Obligor is a partnership or limited liability company, the death, incarceration, indictment or legal incompetency of any individual general partner or member. As used herein, the term "Obligor" means any Borrower and any guarantor of, or any pledgor, mortgagor or other person or entity providing collateral support for, the Borrower's obligations to the Bank existing on the date of this Note or arising in the future.

Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances or otherwise extend credit hereunder; (b) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Bank's option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (d) at the Bank's option, this Note will bear interest at the Default
Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law.

7. Right of Setoff. In addition to all liens upon and rights of setoff against the Borrower's money, securities or other property given to the Bank by law, the
Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby grants the Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank, all of the Borrower's right, title and interest in and to, all of the Borrower's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial
Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

8. Indemnity. The Borrower agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the
"Indemnified Parties"), and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified
Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified
Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Borrower), in connection with or arising out of or relating to the matters referred to in this Note or in the other Loan Documents or the use of any advance hereunder, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Borrower, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Note, payment of any advance hereunder and the assignment of any rights hereunder. The Borrower may participate at its expense in the defense of any such action or claim.

9. Miscellaneous. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing
(except as may be agreed otherwise above with respect to borrowing requests) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.
Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this paragraph. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The
Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. No modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this Note will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this
Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank's counsel. If any provision of this Note is found to be invalid, illegal or unenforceable in any respect by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns;
provided, however, that the Borrower may not assign this Note in whole or in part without the Bank's written consent and the Bank at any time may assign this
Note in whole or in part.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS
NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE
BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S
OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The
Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the
Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

10. Authorization to Obtain Credit Reports. By signing below, each Borrower who is an individual provides written authorization to the Bank or its designee (and any assignee or potential assignee hereof) to obtain the Borrower's personal credit profile from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile in considering this Note and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

11. Joint and Several Liability. Media Sciences, Inc., and/or Cadapult Graphic
Systems,Inc. may request credit under this Note. Regardless of who requests credit hereunder, all obligations hereunder shall be joint and several.

12. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE
BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY
NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS
NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER
ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate. WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:                           Media Sciences, Inc.

____________________________________        By:_______________________________
                                                                        (SEAL)
Denise Hawkins,                             Michael W. Levin, President
Secretary

WITNESS / ATTEST:                           Cadapult Graphic Systems, Inc.

____________________________________        By:_______________________________
                                                                        (SEAL)
Denise Hawkins,                             Michael W. Levin, President
Secretary

ADDENDUM to that certain Loan Agreement dated December 16, 2004 between Media
Sciences, Inc. and Cadapult Graphic Systems, Inc., as the Borrower, and PNC
Bank, National Association, as the Bank. Capitalized terms used in this Addendum and not otherwise defined shall have the meanings given them in the Agreement.
Section numbers below refer to the sections of the Agreement.

3.6  Title to Assets. Describe additional liens and encumbrances below:

None.
..

3.7  Litigation. Describe pending and threatened litigation, investigations, proceedings, etc. below:

None.

4.2/4.3 Financial Statements. The Bank shall be provided with the following financial information:

                    (a)  Quarterly unaudited  consolidated  financial statements of Media Sciences International, Inc. within 45 days of
                         quarter end.

                    (b)  Annual audited consolidated and consolidating financial statements of Media Sciences International, Inc. within
                         120 days of year end.

                    (c)  Accounts  receivable  agings  of  each  Borrower,   and
                         accounts  payable  agings  of  each  Borrower,  in form
                         acceptable  to the  Bank,  within 45 days of the end of
                         each quarter.

                    (d)  Management  prepared inventory report of each Borrower, in form  acceptable to the Bank,  within 45 days of the
                         end of each quarter.

                    (e)  Management  prepared  warranty  activity report of each
                         Borrower,  in form  acceptable  to the Bank,  within 45
                         days of the end of each quarter.

                    (f)  Certification by Michael Levin,  attached to a true and complete copy of each annual and quarterly report filed
                         with  the  Securities  and  Exchange  Commission,  that
                         states that he has  reviewed  and signed  such  report,
                         within 45 days of filing.

                    (g)  The Bank  shall  have the  right to  conduct  an annual
                         field  exam  of  the   Borrower's  and  Media  Sciences
                         International, Inc.'s books and records and operations,
                         including  but not limited to accounts  receivable  and
                         inventory  reports.  The related  expenses shall be for
                         the account of the Bank unless  there has been an Event
                         of Default,  in which case all such  expenses  shall be
                         for the account of the Borrower.

                               FINANCIAL COVENANTS

                    (a)  Media Sciences International,  Inc. will maintain as of the end of each  fiscal  quarter a ratio of Funded Debt
                         to EBITDA of not more than 2.50 to 1.00.  Measured on a
                         rolling  four  quarter  basis  commencing  with quarter
                         ending  6/30/05.   (for  quarter  ending  12/31/04  and
                         3/31/05  it will be  measured  on  fiscal  year to date
                         basis with EBITDA annualized)

                    (b)  Media Sciences International,  Inc. will maintain as of the end of each fiscal  quarter a ratio of Cash Flow to
                         Cash Uses of not less than 1.0  (Measured  on a rolling
                         four quarter basis)

                    As   used herein:

                    "Current   Maturities"  means  the  scheduled   payments  of
                    principal on all  indebtedness  for borrowed money having an original  term of more  than  one  year  (including  but not limited to amortization of capitalized  lease  obligations), as shown on the Guarantor's  financial  statements as of one year prior to the date of determination.

                    "EBITDA" means net income plus interest  expense plus income tax expense plus depreciation plus amortization.

                    "Funded  Debt"  means all  borrowed  debt  including  senior borrowed debt and subordinated debt.

                    "Tangible  Net  Worth"  means  stockholder's  equity  in the
                    Guarantor  less any advances to affiliated  parties less all items properly classified as intangibles, in accordance with
                    GAAP.

                    "Unfunded  Capital  Expenditures"  Represents the difference between actual capital expenditures and term financing,  the proceeds  of  which  were  used  to  purchase  such  capital
                    expenditures.    In   effect,    this   represents   capital
                    expenditures which were purchased with operating cash flow.

                    "Cash Flow" means Net Income After Taxes plus  Depreciation,
                    plus  Interest  Expense,   minus  Nonrecurring  Gains,  plus
                    Nonrecurring Losses, plus Non-cash Expenses,  minus Dividend
                    Distributions, plus Capital Contributions.

                    "Cash Uses" means Prior year's CMLTD (current  maturities of long term  debt)  including  capital  lease  payments,  plus current  year's  interest  expense,  plus  Unfunded  Capital
                    Expenditures.

Security Agreement

     THIS SECURITY  AGREEMENT (this  "Agreement"),  dated as of this 16th day of
December,  2004,  is  made by  Cadapult  Graphic  Systems,  Inc.,  a New  Jersey corporation,  (the "Grantor"),  with an address 40 Boroline Road, Allendale,  NJ
07401, in favor of PNC BANK, NATIONAL ASSOCIATION (the "Bank"),  with an address at Two Tower Center Boulevard, East Brunswick, New Jersey 08816.

     Under the terms hereof,  the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

     NOW,  THEREFORE,  the Grantor and the Bank,  intending to be legally bound, hereby agree as follows:

1.  Definitions.

     (a)  "Collateral"  shall  include all  personal  property  of the  Grantor, including the following,  all whether now owned or hereafter acquired or arising and wherever located: (i) accounts (including health-care-insurance  receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts,  commodity contracts and investment property;  (iii) deposit
accounts;   (iv)  instruments   (including   promissory  notes);  (v)  documents
(including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible  chattel paper);  (vii)  inventory,  including raw materials, work in process, or materials used or consumed in Grantor's business, items held for sale or lease or furnished or to be  furnished  under  contracts of service, sale or lease, goods that are returned,  reclaimed or repossessed;  (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and  removed  under a  conveyance  or contract  for sale,  the unborn young of animals,  crops  grown,  growing,  or to be grown,  manufactured homes,  computer  programs  embedded  in such  goods  and  farm  products;  (ix)
equipment,  including  machinery,  vehicles and  furniture;  (x) fixtures;  (xi)
agricultural  liens;  (xii)  as-extracted  collateral;  (xiii)  commercial  tort claims, if any, described on Exhibit "A" hereto;  (xiv) letter of credit rights;
(xv)  general  intangibles,  of every kind and  description,  including  payment intangibles, software, computer information, source codes, object codes, records and data,  all  existing and future  customer  lists,  choses in action,  claims
(including claims for  indemnification or breach of warranty),  books,  records,
patents   and   patent   applications,   copyrights,   trademarks,   tradenames,
tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies;  (xvi) all supporting obligations of all of the foregoing  property;  (xvii) all property of the Grantor now or hereafter in the
Bank's  possession or in transit to or from, or under the custody or control of, the Bank or any  affiliate  thereof;  (xviii)  all  cash  and  cash  equivalents thereof;  and (xix) all cash and noncash proceeds (including insurance proceeds)
of all of the  foregoing  property,  all products  thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

     (b) "Obligations" shall include all loans,  advances,  debts,  liabilities, obligations,  covenants and duties owing by the Grantor  and/or Media  Sciences,
Inc., a New Jersey  corporation  and/or Media  Sciences  International,  Inc., a
Delaware  corporation to the Bank or to any other direct or indirect  subsidiary of The PNC Financial  Services  Group,  Inc., of any kind or nature,  present or future  (including any interest  accruing  thereon after maturity,  or after the filing of any petition in bankruptcy,  or the  commencement  of any  insolvency, reorganization  or like  proceeding  relating to the  Grantor,  whether or not a claim for post-filing or post-petition  interest is allowed in such proceeding),
whether  direct  or  indirect   (including   those  acquired  by  assignment  or
participation),  absolute or contingent, joint or several, due or to become due, now existing or  hereafter  arising,  whether or not (i)  evidenced by any note, guaranty or other  instrument,  (ii) arising under any agreement,  instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit,  opening of a letter of credit,  loan,  equipment lease or guarantee,
(v) under any interest or currency swap,  future,  option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction,  forward,  option or other  similar  transaction  providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner,  (vii)  arising out of overdrafts on deposit or other  accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing  houses or  otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item,  instrument,  payment order or other  deposit or credit to a deposit or other  account,  or out of the
Bank's  non-receipt of or inability to collect funds or otherwise not being made whole in  connection  with  depository or other  similar  arrangements;  and any amendments,  extensions,  renewals and increases of or to any of the  foregoing, and  all  costs  and  expenses  of  the  Bank  incurred  in  the  documentation, negotiation,  modification,  enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

     (c) "UCC" means the Uniform  Commercial Code, as adopted and enacted and as in effect  from time to time in the State  whose  law  governs  pursuant  to the
Section of this Agreement entitled "Governing Law and Jurisdiction."  Terms used herein which are defined in the UCC and not otherwise  defined herein shall have the  respective  meanings  ascribed  to such terms in the UCC. To the extent the definition of any category or type of  collateral is modified by any  amendment, modification  or  revision  to the UCC,  such  modified  definition  will  apply automatically as of the date of such amendment, modification or revision.

2. Grant of Security Interest. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in the Collateral.

3. Change in Name or Locations. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office
(if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes.

4. Representations and Warranties. The Grantor represents, warrants and covenants to the Bank that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit "A" hereto and are true and correct on the date hereof; (b) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the
Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement; (c) except as herein provided in Paragraph 6 below, the Grantor will not hereafter without the Bank's prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Bank; (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (e) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted; and (f) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim.

5. Grantor's Covenants. The Grantor covenants that it shall:

     (a) from time to time and at all  reasonable  times  allow the Bank,  by or through any of its officers,  agents,  attorneys, or accountants,  to examine or inspect the Collateral,  and obtain valuations and audits of the Collateral,  at the Grantor's  expense,  wherever located;  provided,  however,  any exam of the
Grantor's books and records and operations that the Bank may conduct shall be at the  expense  of the  Grantor  only if there  has been an Event of  Default  (as defined below). The Grantor shall do, obtain, make, execute and deliver all such additional and further acts,  things,  deeds,  assurances and instruments as the
Bank may require to vest in and assure to the Bank its rights  hereunder  and in or  to  the  Collateral,  and  the  proceeds  thereof,  including  waivers  from landlords, warehousemen and mortgagees. The Grantor agrees that the Bank has the right,  at any time  after the  occurrence  of an Event of Default  and  without notice to the Grantor,  to notify (on invoices or otherwise) account debtors and other  obligors or payors on any  Collateral of its  assignment to the Bank, and that all payments thereon should be made directly to the Bank, and that the Bank has full power and authority to collect, compromise,  endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor;

     (b)  keep  the  Collateral  in good  order  and  repair  at all  times  and immediately  notify the Bank of any event  causing a material loss or decline in value of the Collateral,  whether or not covered by insurance, and the amount of such loss or depreciation;

     (c) only use or permit the  Collateral  to be used in  accordance  with all applicable federal, state, county and municipal laws and regulations; and

     (d) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage),  theft, sprinkler leakage,  and  other  risks  (including  risk  of  flood  if any  Collateral  is maintained  at a location in a flood hazard  zone) as the Bank may  require,  in such form, in such amount,  for such period and written by such companies as may be satisfactory to the Bank in its sole discretion. Each such casualty insurance policy shall contain a standard  Lender's Loss Payable Clause issued in favor of the Bank  under  which all  losses  thereunder  shall be paid to the Bank as the
Bank's  interests may appear.  Such policies  shall  expressly  provide that the requisite  insurance  cannot be altered or canceled without at least thirty (30)
days prior written notice to the Bank and shall insure the Bank  notwithstanding the act or neglect of the Grantor.  Upon the Bank's  demand,  the Grantor  shall furnish the Bank with  duplicate  original  policies of  insurance or such other evidence  of  insurance  as the Bank may  require.  In the event of  failure  to provide insurance as herein provided,  the Bank may, at its option,  obtain such insurance and the Grantor  shall pay to the Bank,  on demand,  the cost thereof.
Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

6. Negative Pledge; No Transfer. The Grantor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral (except for sales of inventory , collections of accounts, and sale or other disposal of equipment which is obsolete, in the
Grantor's ordinary course of business), will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. Covenants for Accounts. If accounts are included in the definition of
Collateral:

     (a) The Grantor will, on the Bank's demand, make notations on its books and records  showing the Bank's  security  interest  and make  available to the Bank shipping and delivery  receipts  evidencing  the shipment of the goods that gave rise to an account,  completion  certificates or other proof of the satisfactory performance of services that gave rise to an account,  a copy of the invoice for each  account and copies of any written  contract or order from which an account arose.  The  Grantor  shall  promptly  notify  the  Bank if an  account  becomes evidenced  or secured  by an  instrument  or  chattel  paper and upon the Bank's request, will promptly deliver any such instrument or chattel paper to the Bank, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.

     (b) The Grantor will promptly  advise the Bank  whenever an account  debtor refuses to retain or returns  any goods from the sale of which an account  arose
in  an  aggregate   amount  more  than  $50,000.00  and  will  comply  with  any instructions  that the Bank may give regarding the sale or other  disposition of such returns. From time to time with such frequency as the Bank may request, the
Grantor  will  report to the Bank all  credits  given to account  debtors on all accounts.

     (c) The Grantor will immediately  notify the Bank if any account arises out of contracts with the United States or any department, agency or instrumentality thereof,  and will execute any  instruments  and take any steps  required by the
Bank so that all  monies  due and to become  due under  such  contract  shall be assigned to the Bank and notice of the assignment  given to and  acknowledged by the appropriate  government agency or authority under the Federal  Assignment of
Claims Act.

     (d) At any time after the  occurrence  of an Event of Default,  and without notice to the  Grantor,  the Bank may direct any persons who are indebted to the
Grantor on any Collateral  consisting of accounts or general intangibles to make payment  directly  to the Bank of the amounts  due.  The Bank is  authorized  to collect, compromise,  endorse and sell any such Collateral in its own name or in the  Grantor's  name and to give  receipts to such account  debtors for any such payments and the account  debtors  will be protected in making such  payments to the Bank.  At any time after the  occurrence  of an Event of  Default  ,upon the
Bank's written request,  the Grantor will establish with the Bank and maintain a lockbox account  ("Lockbox")  with the Bank and a depository  account(s)  ("Cash
Collateral   Account")   with  the  Bank  subject  to  the  provisions  of  this
subparagraph and such other related agreements as the Bank may require,  and the
Grantor  shall  notify its  account  debtors to remit  payments  directly to the
Lockbox.  Thereafter, funds collected in the Lockbox shall be transferred to the
Cash  Collateral  Account,  and funds in the Cash  Collateral  Account  shall be applied by the Bank, daily, to reduce the outstanding Obligations.

     8.  Further  Assurances.  By  its  signature  hereon,  the  Grantor  hereby irrevocably  authorizes  the Bank to execute (on behalf of the Grantor) and file against the Grantor one or more financing,  continuation or amendment statements pursuant to the UCC in form  satisfactory  to the Bank, and the Grantor will pay the cost of  preparing  and filing the same in all  jurisdictions  in which such filing is deemed by the Bank to be  necessary  or desirable in order to perfect, preserve  and  protect its  security  interests.  If  required by the Bank,  the
Grantor  will  execute all  documentation  necessary  for the Bank to obtain and maintain  perfection of its security interests in the Collateral.  At the Bank's request,  the Grantor will execute, in form satisfactory to the Bank, a Rider to
Security  Agreement - Copyrights  (if any  Collateral  consists of registered or unregistered  copyrights),  a Rider to  Security  Agreement  -  Patents  (if any
Collateral  consists  of patents or patent  applications),  a Rider to  Security
Agreement - Trademarks  (if any Collateral  consists of trademarks,  tradenames, tradestyles or trademark applications).  If any Collateral consists of letter of
credit  rights,   electronic  chattel  paper,  deposit  accounts  or  supporting obligations  not  maintained  with  the  Bank or one of its  affiliates,  or any securities  entitlement,  securities account,  commodities account,  commodities contract or other  investment  property,  then at the Bank's request the Grantor
will  execute,   and  will  cause  the  depository   institution  or  securities
intermediary upon whose books and records the ownership  interest of the Grantor in such Collateral appears, to execute such Pledge Agreements,  Notification and
Control  Agreements or other  agreements as the Bank deems necessary in order to perfect,  prioritize and protect its security  interest in such  Collateral,  in each case in a form satisfactory to the Bank. Notwithstanding the foregoing, the
Bank has agreed to be  responsible  for the costs and  expenses  incurred by the
Bank on or  prior  to the  date  hereof  in  connection  with  the  preparation, negotiation  and  delivery  of  this  Security  Agreement  and  the  other  Loan
Documents, lien searches, recording and filing fees.

9. Events of Default.  The Grantor shall,  at the Bank's  option,  be in default under  this  Agreement  upon the  happening  of any of the  following  events or conditions  (each, an "Event of Default"):  (a) any Event of Default (as defined in any of the  Obligations);  (b) any default under any of the Obligations  that does not have a defined set of "Events of  Default"  and the lapse of any notice or cure period provided in such  Obligations  with respect to such default;  (c)
demand by the Bank under any of the Obligations that have a demand feature;  (d)
the  failure  by the  Grantor  to  perform  any of its  obligations  under  this
Agreement  which  calls for the  payment  of money when such money is due or the
failure  by  the  Grantor  to  keep,   observe  or  perform  any  of  the  other
undertakings,  conditions, stipulations, agreements, covenants or obligations of the  Grantor as set forth in this  Agreement,  and such  failure  continues  for twenty (20) days after the receipt of written notice from the Bank; (e) falsity,
inaccuracy  or  material  breach  by  the  Grantor  of  any  written   warranty,
representation or statement made or furnished to the Bank by or on behalf of the
Grantor; (f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor and the failure of the Grantor to discharge  the judgment  within  twenty (20) days of the entry thereof or any lien against or the making of any levy,  seizure or attachment of or on the  Collateral;  (g) the  failure of the Bank to have a  perfected  first priority  security  interest in the  Collateral;  (h) any indication or evidence received  by the Bank that the  Grantor may have  directly  or  indirectly  been engaged in any type of activity which, in the Bank's discretion, might result in the  forfeiture  of any  property  of the  Grantor to any  governmental  entity, federal, state or local; or (i) if the Bank otherwise deems itself insecure.

10. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the
UCC. The Bank's remedies include, but are not limited to, the right to (a)
peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the
Grantor or the opportunity for a hearing, (b) render the Collateral unusable,
(c) dispose of the Collateral on the Grantor's premises, (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank, and (e) notify the United States Postal Service to send the Grantor's mail to the Bank. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the
Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Bank's reasonable attorneys' fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The
Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

11. Power of Attorney. The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power, at any time after the occurrence of an Event of Default, to (a)
endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or
Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

12. Payment of Expenses. At its option, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

13. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.
Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

14. Preservation of Rights. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

15. Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this
Agreement.

16. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

17. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

18. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

19. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

20. Interpretation. In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular;
words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include
"and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and
references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this
Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21. Indemnity. The Grantor agrees to indemnify each of the Bank, each legal entity, if any, who controls the Bank and each of their respective directors, officers and employees (the "Indemnified Parties") and to hold each Indemnified
Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the
Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

22. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE
RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE
LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCEPT
THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM
THE STATE WHERE SUCH OFFICE OF THE BANK IS LOCATED) SHALL GOVERN THE CREATION,
PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR
ANY INTEREST THEREIN. The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this
Agreement.

23. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES
ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN
CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH
DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS
KNOWING AND VOLUNTARY.
The Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:

                                           Cadapult Graphic Systems, Inc.

____________________________________       By:_________________________________
                                                                         (SEAL)
Print Name: Denise Hawkins                  Print Name: Michael W. Levin

Title: Secretary                           Title: President

                                           PNC BANK, NATIONAL ASSOCIATION

                                           By:_________________________________
                                                                         (SEAL)

                                           Print Name: George Beyjoun

                                           Title: Vice President

                                   EXHIBIT "A"
                              TO SECURITY AGREEMENT

1.   Grantor's form of organization  (i.e.,  corporation,  partnership,  limited liability company):

     corporation

2.   Grantor's  State  of  organization,  if a  registered  organization  (i.e., corporation, limited partnership or limited liability company):

     New  Jersey

3.   Grantor's principal residence, if a natural person or general partnership:

     N/A

4.   Address of Grantor's chief executive office, including the County:

     40 Boroline Road, Allendale, Bergen County, NJ 07401

     8 Allerman Road, Oakland, Bergen County, NJ 07436-beginning 2005

5.   Grantor's EIN, if not a natural person:

     55-0798781

6.   Grantor's SSN, if a natural person:

     N/A

7.   Grantor's organizational ID# (if any exists):

     N/A

8.   Address for books and records, if different:

     40 Boroline Road, Allendale, Bergen County, NJ  07401

     8 Allerman Road, Oakland, Bergen County, NJ  07436-beginning 2005

9.   Addresses of other Collateral locations,  including Counties,  for the past five (5) years:

     Alpha Warehousing, 1100 River Street, Ridgefield, New Jersey 07657

10.  Name and  address  of  landlord  or owner if  location  is not owned by the
     Grantor:

     Allendale Associates, 87 Route 17, Maywood, Bergen County, New Jersey 07607

     JVNJ REALTY CORP, 4151 Gulf Shore Boulevard, #1502, Naples, Florida 34103

11.  Other names or tradenames now or formerly used by the Grantor:

     N/A

12.  List of all existing  Commercial  Tort Claims (by case title with court and brief description of claim):

     N/A

Security Agreement

     THIS SECURITY  AGREEMENT (this  "Agreement"),  dated as of this 16th day of
December, 2004, is made by Media Sciences, Inc., a New Jersey corporation,  (the
"Grantor"),  with an address 40 Boroline Road, Allendale,  NJ 07401, in favor of
PNC BANK, NATIONAL ASSOCIATION (the "Bank"), with an address at Two Tower Center
Boulevard, East Brunswick, New Jersey 08816.

     Under the terms hereof,  the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

     NOW,  THEREFORE,  the Grantor and the Bank,  intending to be legally bound, hereby agree as follows:

1.  Definitions.

     (a)  "Collateral"  shall  include all  personal  property  of the  Grantor, including the following,  all whether now owned or hereafter acquired or arising and wherever located: (i) accounts (including health-care-insurance  receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts,  commodity contracts and investment property;  (iii) deposit
accounts;   (iv)  instruments   (including   promissory  notes);  (v)  documents
(including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible  chattel paper);  (vii)  inventory,  including raw materials, work in process, or materials used or consumed in Grantor's business, items held for sale or lease or furnished or to be  furnished  under  contracts of service, sale or lease, goods that are returned,  reclaimed or repossessed;  (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and  removed  under a  conveyance  or contract  for sale,  the unborn young of animals,  crops  grown,  growing,  or to be grown,  manufactured homes,  computer  programs  embedded  in such  goods  and  farm  products;  (ix)
equipment,  including  machinery,  vehicles and  furniture;  (x) fixtures;  (xi)
agricultural  liens;  (xii)  as-extracted  collateral;  (xiii)  commercial  tort claims, if any, described on Exhibit "A" hereto;  (xiv) letter of credit rights;
(xv)  general  intangibles,  of every kind and  description,  including  payment intangibles, software, computer information, source codes, object codes, records and data,  all  existing and future  customer  lists,  choses in action,  claims
(including claims for  indemnification or breach of warranty),  books,  records,
patents   and   patent   applications,   copyrights,   trademarks,   tradenames,
tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies;  (xvi) all supporting obligations of all of the foregoing  property;  (xvii) all property of the Grantor now or hereafter in the
Bank's  possession or in transit to or from, or under the custody or control of, the Bank or any  affiliate  thereof;  (xviii)  all  cash  and  cash  equivalents thereof;  and (xix) all cash and noncash proceeds (including insurance proceeds)
of all of the  foregoing  property,  all products  thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

     (b) "Obligations" shall include all loans,  advances,  debts,  liabilities, obligations,  covenants and duties owing by the Grantor and/ or Cadapult Graphic
Systems,  Inc., a New Jersey  corporation and/ or Media Sciences  International,
Inc.,  a Delaware  corporation  to the Bank or to any other  direct or  indirect subsidiary of The PNC  Financial  Services  Group,  Inc., of any kind or nature, present or future  (including any interest  accruing thereon after maturity,  or after the filing of any  petition  in  bankruptcy,  or the  commencement  of any insolvency,  reorganization or like proceeding relating to the Grantor,  whether or not a claim for  post-filing  or  post-petition  interest  is allowed in such proceeding),  whether direct or indirect (including those acquired by assignment or participation),  absolute or contingent,  joint or several,  due or to become due,  now  existing or hereafter  arising,  whether or not (i)  evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or  document,  (iii) for the  payment  of money,  (iv)  arising  by reason of an extension of credit,  opening of a letter of credit,  loan,  equipment  lease or guarantee,  (v) under any  interest or currency  swap,  future,  option or other interest rate  protection or similar  agreement,  (vi) under or by reason of any foreign  currency  transaction,  forward,  option or other  similar  transaction providing  for the  purchase of one currency in exchange for the sale of another currency,  or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated  clearing houses or otherwise) or out of the return unpaid of, or other  failure of the Bank to receive  final  payment for,  any check,  item, instrument,  payment  order or other  deposit  or credit  to a deposit  or other account,  or out of the Bank's  non-receipt  of or inability to collect funds or otherwise  not being made whole in connection  with  depository or other similar arrangements;  and any amendments,  extensions,  renewals and increases of or to any of the  foregoing,  and all costs and  expenses of the Bank  incurred in the documentation,  negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing,  including  reasonable  attorneys' fees and expenses.

     (c) "UCC" means the Uniform  Commercial Code, as adopted and enacted and as in effect  from time to time in the State  whose  law  governs  pursuant  to the
Section of this Agreement entitled "Governing Law and Jurisdiction."  Terms used herein which are defined in the UCC and not otherwise  defined herein shall have the  respective  meanings  ascribed  to such terms in the UCC. To the extent the definition of any category or type of  collateral is modified by any  amendment, modification  or  revision  to the UCC,  such  modified  definition  will  apply automatically as of the date of such amendment, modification or revision.

2. Grant of Security Interest. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in the Collateral.

3. Change in Name or Locations. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office
(if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes.

4. Representations and Warranties. The Grantor represents, warrants and covenants to the Bank that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit "A" hereto and are true and correct on the date hereof; (b) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the
Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement; (c) except as herein provided in Paragraph 6 below, the Grantor will not hereafter without the Bank's prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Bank; (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (e) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted; and (f) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim.

5. Grantor's Covenants. The Grantor covenants that it shall:

     (a) from time to time and at all  reasonable  times  allow the Bank,  by or through any of its officers,  agents,  attorneys, or accountants,  to examine or inspect the Collateral,  and obtain valuations and audits of the Collateral,  at the Grantor's  expense,  wherever located;  provided,  however,  any exam of the
Grantor's books and records and operations that the Bank may conduct shall be at the  expense  of the  Grantor  only if there  has been an Event of  Default  (as defined below). The Grantor shall do, obtain, make, execute and deliver all such additional and further acts,  things,  deeds,  assurances and instruments as the
Bank may require to vest in and assure to the Bank its rights  hereunder  and in or  to  the  Collateral,  and  the  proceeds  thereof,  including  waivers  from landlords, warehousemen and mortgagees. The Grantor agrees that the Bank has the right,  at any time  after the  occurrence  of an Event of Default  and  without notice to the Grantor,  to notify (on invoices or otherwise) account debtors and other  obligors or payors on any  Collateral of its  assignment to the Bank, and that all payments thereon should be made directly to the Bank, and that the Bank has full power and authority to collect, compromise,  endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor;

     (b)  keep  the  Collateral  in good  order  and  repair  at all  times  and immediately  notify the Bank of any event  causing a material loss or decline in value of the Collateral,  whether or not covered by insurance, and the amount of such loss or depreciation;

     (c) only use or permit the  Collateral  to be used in  accordance  with all applicable federal, state, county and municipal laws and regulations; and

     (d) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage),  theft, sprinkler leakage,  and  other  risks  (including  risk  of  flood  if any  Collateral  is maintained  at a location in a flood hazard  zone) as the Bank may  require,  in such form, in such amount,  for such period and written by such companies as may be satisfactory to the Bank in its sole discretion. Each such casualty insurance policy shall contain a standard  Lender's Loss Payable Clause issued in favor of the Bank  under  which all  losses  thereunder  shall be paid to the Bank as the
Bank's  interests may appear.  Such policies  shall  expressly  provide that the requisite  insurance  cannot be altered or canceled without at least thirty (30)
days prior written notice to the Bank and shall insure the Bank  notwithstanding the act or neglect of the Grantor.  Upon the Bank's  demand,  the Grantor  shall furnish the Bank with  duplicate  original  policies of  insurance or such other evidence  of  insurance  as the Bank may  require.  In the event of  failure  to provide insurance as herein provided,  the Bank may, at its option,  obtain such insurance and the Grantor  shall pay to the Bank,  on demand,  the cost thereof.
Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

6. Negative Pledge; No Transfer. The Grantor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral (except for sales of inventory , collections of accounts in the Grantor's ordinary course of business, and sale or other disposal of equipment which is obsolete), will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. Covenants for Accounts. If accounts are included in the definition of
Collateral:

     (a) The Grantor will, on the Bank's demand, make notations on its books and records  showing the Bank's  security  interest  and make  available to the Bank shipping and delivery  receipts  evidencing  the shipment of the goods that gave rise to an account,  completion  certificates or other proof of the satisfactory performance of services that gave rise to an account,  a copy of the invoice for each  account and copies of any written  contract or order from which an account arose.  The  Grantor  shall  promptly  notify  the  Bank if an  account  becomes evidenced  or secured  by an  instrument  or  chattel  paper and upon the Bank's request, will promptly deliver any such instrument or chattel paper to the Bank, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.

     (b) The Grantor will promptly  advise the Bank  whenever an account  debtor refuses to retain or returns  any goods from the sale of which an account  arose
in  an  aggregate   amount  more  than  $50,000.00  and  will  comply  with  any instructions  that the Bank may give regarding the sale or other  disposition of such returns. From time to time with such frequency as the Bank may request, the
Grantor  will  report to the Bank all  credits  given to account  debtors on all accounts.

     (c) The Grantor will immediately  notify the Bank if any account arises out of contracts with the United States or any department, agency or instrumentality thereof,  and will execute any  instruments  and take any steps  required by the
Bank so that all  monies  due and to become  due under  such  contract  shall be assigned to the Bank and notice of the assignment  given to and  acknowledged by the appropriate  government agency or authority under the Federal  Assignment of
Claims Act.

     (d) At any time after the  occurrence  of an Event of Default,  and without notice to the  Grantor,  the Bank may direct any persons who are indebted to the
Grantor on any Collateral  consisting of accounts or general intangibles to make payment  directly  to the Bank of the amounts  due.  The Bank is  authorized  to collect, compromise,  endorse and sell any such Collateral in its own name or in the  Grantor's  name and to give  receipts to such account  debtors for any such payments and the account  debtors  will be protected in making such  payments to the Bank.  At any time after the  occurrence  of an Event of  Default  ,upon the
Bank's written request,  the Grantor will establish with the Bank and maintain a lockbox account  ("Lockbox")  with the Bank and a depository  account(s)  ("Cash
Collateral   Account")   with  the  Bank  subject  to  the  provisions  of  this
subparagraph and such other related agreements as the Bank may require,  and the
Grantor  shall  notify its  account  debtors to remit  payments  directly to the
Lockbox.  Thereafter, funds collected in the Lockbox shall be transferred to the
Cash  Collateral  Account,  and funds in the Cash  Collateral  Account  shall be applied by the Bank, daily, to reduce the outstanding Obligations.

     8.  Further  Assurances.  By  its  signature  hereon,  the  Grantor  hereby irrevocably  authorizes  the Bank to execute (on behalf of the Grantor) and file against the Grantor one or more financing,  continuation or amendment statements pursuant to the UCC in form  satisfactory  to the Bank, and the Grantor will pay the cost of  preparing  and filing the same in all  jurisdictions  in which such filing is deemed by the Bank to be  necessary  or desirable in order to perfect, preserve  and  protect its  security  interests.  If  required by the Bank,  the
Grantor  will  execute all  documentation  necessary  for the Bank to obtain and maintain  perfection of its security interests in the Collateral.  At the Bank's request,  the Grantor will execute, in form satisfactory to the Bank, a Rider to
Security  Agreement - Copyrights  (if any  Collateral  consists of registered or unregistered  copyrights),  a Rider to  Security  Agreement  -  Patents  (if any
Collateral  consists  of patents or patent  applications),  a Rider to  Security
Agreement - Trademarks  (if any Collateral  consists of trademarks,  tradenames, tradestyles or trademark applications).  If any Collateral consists of letter of
credit  rights,   electronic  chattel  paper,  deposit  accounts  or  supporting obligations  not  maintained  with  the  Bank or one of its  affiliates,  or any securities  entitlement,  securities account,  commodities account,  commodities contract or other  investment  property,  then at the Bank's request the Grantor
will  execute,   and  will  cause  the  depository   institution  or  securities
intermediary upon whose books and records the ownership  interest of the Grantor in such Collateral appears, to execute such Pledge Agreements,  Notification and
Control  Agreements or other  agreements as the Bank deems necessary in order to perfect,  prioritize and protect its security  interest in such  Collateral,  in each case in a form satisfactory to the Bank. Notwithstanding the foregoing, the
Bank has agreed to be  responsible  for the costs and  expenses  incurred by the
Bank on or  prior  to the  date  hereof  in  connection  with  the  preparation, negotiation  and  delivery  of  this  Security  Agreement  and  the  other  Loan
Documents, lien searches, recording and filing fees.

9. Events of Default. The Grantor shall, at the Bank's option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"): (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c)
demand by the Bank under any of the Obligations that have a demand feature; (d)
the failure by the Grantor to perform any of its obligations under this
Agreement which calls for the payment of money when such money is due or the failure by the Grantor to keep, observe or perform any of the other undertakings, conditions, stipulations, agreements, covenants or obligations of the Grantor as set forth in this Agreement, and such failure continues for twenty (20) days after the receipt of written notice from the Bank; (e) falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the
Grantor; (f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor and the failure of the Grantor to discharge the judgment within twenty (20) days of the entry thereof or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (g) the failure of the Bank to have a perfected first priority security interest in the Collateral; (h) any indication or evidence received by the Bank that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Bank's discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or (i) if the Bank otherwise deems itself insecure.

10. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the
UCC. The Bank's remedies include, but are not limited to, the right to (a)
peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the
Grantor or the opportunity for a hearing, (b) render the Collateral unusable,
(c) dispose of the Collateral on the Grantor's premises, (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank, and (e) notify the United States Postal Service to send the Grantor's mail to the Bank. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the
Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Bank's reasonable attorneys' fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The
Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

11. Power of Attorney. The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power, at any time after the occurrence of an Event of Default, to (a)
endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or
Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

12. Payment of Expenses. At its option, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

13. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.
Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

14. Preservation of Rights. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

15. Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this
Agreement.

16. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

17. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

18. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

19. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

20. Interpretation. In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular;
words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include
"and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and
references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this
Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21. Indemnity. The Grantor agrees to indemnify each of the Bank, each legal entity, if any, who controls the Bank and each of their respective directors, officers and employees (the "Indemnified Parties") and to hold each Indemnified
Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the
Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

22. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE
RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE
LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCEPT
THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM
THE STATE WHERE SUCH OFFICE OF THE BANK IS LOCATED) SHALL GOVERN THE CREATION,
PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR
ANY INTEREST THEREIN. The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this
Agreement.

23. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES
ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN
CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH
DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS
KNOWING AND VOLUNTARY.
The Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:

                                            Media Sciences, Inc.

____________________________________        By:________________________________
                                                                         (SEAL)
Print Name: Denise Hawkins                  Print Name: Michael W. Levin

Title: Secretary                            Title: President

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By:________________________________
                                                                         (SEAL)

                                            Print Name: George Beyjoun

                                            Title: Vice President

                                   EXHIBIT "A"
                              TO SECURITY AGREEMENT

1.   Grantor's form of organization  (i.e.,  corporation,  partnership,  limited liability company):

     corporation

2.   Grantor's  State  of  organization,  if a  registered  organization  (i.e., corporation, limited partnership or limited liability company):

     New  Jersey

3.   Grantor's principal residence, if a natural person or general partnership:

     N/A

4.   Address of Grantor's chief executive office, including the County:

     40 Boroline Road, Allendale, Bergen County, NJ 07401

     8 Allerman Road, Oakland, Bergen County, NJ 07436-beginning 2005

5.   Grantor's EIN, if not a natural person:

     22-3674218

6.   Grantor's SSN, if a natural person:

     N/A

7.   Grantor's organizational ID# (if any exists):

     N/A

8.   Address for books and records, if different:

     40 Boroline Road, Allendale, Bergen County, NJ 07401

     8 Allerman Road, Oakland, Bergen County, NJ 07436-beginning 2005

9.   Addresses of other Collateral locations,  including Counties,  for the past five (5) years:

     Alpha Warehousing, 1100 River Street, Ridgefield, New Jersey 07657

10.  Name and  address  of  landlord  or owner if  location  is not owned by the
     Grantor:

     Allendale Associates, 87 Route 17, Maywood, Bergen County, New Jersey 07607

     JVNJ REALTY CORP, 4151 Gulf Shore Boulevard, #1502, Naples, Florida 34103

11.  Other names or tradenames now or formerly used by the Grantor:

     N/A

12.  List of all existing  Commercial  Tort Claims (by case title with court and brief description of claim):

     N/A

Security Agreement

     THIS SECURITY  AGREEMENT (this  "Agreement"),  dated as of this 16th day of
December,  2004,  is made by Media  Sciences  International,  Inc.,  a  Delaware corporation,  (the "Grantor"),  with an address 40 Boroline Road, Allendale,  NJ
07401, in favor of PNC BANK, NATIONAL ASSOCIATION (the "Bank"),  with an address at Two Tower Center Boulevard, East Brunswick, New Jersey 08816.

     Under the terms hereof,  the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

     NOW,  THEREFORE,  the Grantor and the Bank,  intending to be legally bound, hereby agree as follows:

1.  Definitions.

     (a)  "Collateral"  shall  include all  personal  property  of the  Grantor, including the following,  all whether now owned or hereafter acquired or arising and wherever located: (i) accounts (including health-care-insurance  receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts,  commodity contracts and investment property;  (iii) deposit
accounts;   (iv)  instruments   (including   promissory  notes);  (v)  documents
(including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible  chattel paper);  (vii)  inventory,  including raw materials, work in process, or materials used or consumed in Grantor's business, items held for sale or lease or furnished or to be  furnished  under  contracts of service, sale or lease, goods that are returned,  reclaimed or repossessed;  (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and  removed  under a  conveyance  or contract  for sale,  the unborn young of animals,  crops  grown,  growing,  or to be grown,  manufactured homes,  computer  programs  embedded  in such  goods  and  farm  products;  (ix)
equipment,  including  machinery,  vehicles and  furniture;  (x) fixtures;  (xi)
agricultural  liens;  (xii)  as-extracted  collateral;  (xiii)  commercial  tort claims, if any, described on Exhibit "A" hereto;  (xiv) letter of credit rights;
(xv)  general  intangibles,  of every kind and  description,  including  payment intangibles, software, computer information, source codes, object codes, records and data,  all  existing and future  customer  lists,  choses in action,  claims
(including claims for  indemnification or breach of warranty),  books,  records,
patents   and   patent   applications,   copyrights,   trademarks,   tradenames,
tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies;  (xvi) all supporting obligations of all of the foregoing  property;  (xvii) all property of the Grantor now or hereafter in the
Bank's  possession or in transit to or from, or under the custody or control of, the Bank or any  affiliate  thereof;  (xviii)  all  cash  and  cash  equivalents thereof;  and (xix) all cash and noncash proceeds (including insurance proceeds)
of all of the  foregoing  property,  all products  thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

     (b) "Obligations" shall include all loans,  advances,  debts,  liabilities, obligations,  covenants and duties owing by the Grantor  and/or Media  Sciences,
Inc., a New Jersey  corporation  and/or Cadapult  Graphic  Systems,  Inc., a New
Jersey corporation to the Bank or to any other direct or indirect  subsidiary of
The PNC Financial Services Group, Inc., of any kind or nature, present or future
(including any interest accruing thereon after maturity,  or after the filing of
any  petition  in   bankruptcy,   or  the   commencement   of  any   insolvency,
reorganization  or like  proceeding  relating to the  Grantor,  whether or not a claim for post-filing or post-petition  interest is allowed in such proceeding),
whether  direct  or  indirect   (including   those  acquired  by  assignment  or
participation),  absolute or contingent, joint or several, due or to become due, now existing or  hereafter  arising,  whether or not (i)  evidenced by any note, guaranty or other  instrument,  (ii) arising under any agreement,  instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit,  opening of a letter of credit,  loan,  equipment lease or guarantee,
(v) under any interest or currency swap,  future,  option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction,  forward,  option or other  similar  transaction  providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner,  (vii)  arising out of overdrafts on deposit or other  accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing  houses or  otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item,  instrument,  payment order or other  deposit or credit to a deposit or other  account,  or out of the
Bank's  non-receipt of or inability to collect funds or otherwise not being made whole in  connection  with  depository or other  similar  arrangements;  and any amendments,  extensions,  renewals and increases of or to any of the  foregoing, and  all  costs  and  expenses  of  the  Bank  incurred  in  the  documentation, negotiation,  modification,  enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

     (c) "UCC" means the Uniform  Commercial Code, as adopted and enacted and as in effect  from time to time in the State  whose  law  governs  pursuant  to the
Section of this Agreement entitled "Governing Law and Jurisdiction."  Terms used herein which are defined in the UCC and not otherwise  defined herein shall have the  respective  meanings  ascribed  to such terms in the UCC. To the extent the definition of any category or type of  collateral is modified by any  amendment, modification  or  revision  to the UCC,  such  modified  definition  will  apply automatically as of the date of such amendment, modification or revision.

2. Grant of Security Interest. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in the Collateral.

3. Change in Name or Locations. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office
(if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes.

4. Representations and Warranties. The Grantor represents, warrants and covenants to the Bank that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit "A" hereto and are true and correct on the date hereof; (b) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the
Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement; (c) except as herein provided in Paragraph 6 below, the Grantor will not hereafter without the Bank's prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Bank; (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (e) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted; and (f) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim.

5. Grantor's Covenants. The Grantor covenants that it shall:

     (a) from time to time and at all  reasonable  times  allow the Bank,  by or through any of its officers,  agents,  attorneys, or accountants,  to examine or inspect the Collateral,  and obtain valuations and audits of the Collateral,  at the Grantor's  expense,  wherever located;  provided,  however,  any exam of the
Grantor's books and records and operations that the Bank may conduct shall be at the  expense  of the  Grantor  only if there  has been an Event of  Default  (as defined below). The Grantor shall do, obtain, make, execute and deliver all such additional and further acts,  things,  deeds,  assurances and instruments as the
Bank may require to vest in and assure to the Bank its rights  hereunder  and in or  to  the  Collateral,  and  the  proceeds  thereof,  including  waivers  from landlords, warehousemen and mortgagees. The Grantor agrees that the Bank has the right,  at any time  after the  occurrence  of an Event of Default  and  without notice to the Grantor,  to notify (on invoices or otherwise) account debtors and other  obligors or payors on any  Collateral of its  assignment to the Bank, and that all payments thereon should be made directly to the Bank, and that the Bank has full power and authority to collect, compromise,  endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor;

     (b)  keep  the  Collateral  in good  order  and  repair  at all  times  and immediately  notify the Bank of any event  causing a material loss or decline in value of the Collateral,  whether or not covered by insurance, and the amount of such loss or depreciation;

     (c) only use or permit the  Collateral  to be used in  accordance  with all applicable federal, state, county and municipal laws and regulations; and

     (d) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage),  theft, sprinkler leakage,  and  other  risks  (including  risk  of  flood  if any  Collateral  is maintained  at a location in a flood hazard  zone) as the Bank may  require,  in such form, in such amount,  for such period and written by such companies as may be satisfactory to the Bank in its sole discretion. Each such casualty insurance policy shall contain a standard  Lender's Loss Payable Clause issued in favor of the Bank  under  which all  losses  thereunder  shall be paid to the Bank as the
Bank's  interests may appear.  Such policies  shall  expressly  provide that the requisite  insurance  cannot be altered or canceled without at least thirty (30)
days prior written notice to the Bank and shall insure the Bank  notwithstanding the act or neglect of the Grantor.  Upon the Bank's  demand,  the Grantor  shall furnish the Bank with  duplicate  original  policies of  insurance or such other evidence  of  insurance  as the Bank may  require.  In the event of  failure  to provide insurance as herein provided,  the Bank may, at its option,  obtain such insurance and the Grantor  shall pay to the Bank,  on demand,  the cost thereof.
Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

6. Negative Pledge; No Transfer. The Grantor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral (except for sales of inventory, collections of accounts in the Grantor's ordinary course of business, and sale or other disposal of equipment which is obsolete), will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. Covenants for Accounts. If accounts are included in the definition of
Collateral:

     (a) The Grantor will, on the Bank's demand, make notations on its books and records  showing the Bank's  security  interest  and make  available to the Bank shipping and delivery  receipts  evidencing  the shipment of the goods that gave rise to an account,  completion  certificates or other proof of the satisfactory performance of services that gave rise to an account,  a copy of the invoice for each  account and copies of any written  contract or order from which an account arose.  The  Grantor  shall  promptly  notify  the  Bank if an  account  becomes evidenced  or secured  by an  instrument  or  chattel  paper and upon the Bank's request, will promptly deliver any such instrument or chattel paper to the Bank, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.

     (b) The Grantor will promptly  advise the Bank  whenever an account  debtor refuses to retain or returns  any goods from the sale of which an account  arose
in  an  aggregate   amount  more  than  $50,000.00  and  will  comply  with  any instructions  that the Bank may give regarding the sale or other  disposition of such returns. From time to time with such frequency as the Bank may request, the
Grantor  will  report to the Bank all  credits  given to account  debtors on all accounts.

     (c) The Grantor will immediately  notify the Bank if any account arises out of contracts with the United States or any department, agency or instrumentality thereof,  and will execute any  instruments  and take any steps  required by the
Bank so that all  monies  due and to become  due under  such  contract  shall be assigned to the Bank and notice of the assignment  given to and  acknowledged by the appropriate  government agency or authority under the Federal  Assignment of
Claims Act.

     (d) At any time after the  occurrence  of an Event of Default,  and without notice to the  Grantor,  the Bank may direct any persons who are indebted to the
Grantor on any Collateral  consisting of accounts or general intangibles to make payment  directly  to the Bank of the amounts  due.  The Bank is  authorized  to collect, compromise,  endorse and sell any such Collateral in its own name or in the  Grantor's  name and to give  receipts to such account  debtors for any such payments and the account  debtors  will be protected in making such  payments to the Bank.  At any time after the  occurrence  of an Event of  Default,  upon the
Bank's written request,  the Grantor will establish with the Bank and maintain a lockbox account  ("Lockbox")  with the Bank and a depository  account(s)  ("Cash
Collateral   Account")   with  the  Bank  subject  to  the  provisions  of  this
subparagraph and such other related agreements as the Bank may require,  and the
Grantor  shall  notify its  account  debtors to remit  payments  directly to the
Lockbox.  Thereafter, funds collected in the Lockbox shall be transferred to the
Cash  Collateral  Account,  and funds in the Cash  Collateral  Account  shall be applied by the Bank, daily, to reduce the outstanding Obligations.

     8.  Further  Assurances.  By  its  signature  hereon,  the  Grantor  hereby irrevocably  authorizes  the Bank to execute (on behalf of the Grantor) and file against the Grantor one or more financing,  continuation or amendment statements pursuant to the UCC in form  satisfactory  to the Bank, and the Grantor will pay the cost of  preparing  and filing the same in all  jurisdictions  in which such filing is deemed by the Bank to be  necessary  or desirable in order to perfect, preserve  and  protect its  security  interests.  If  required by the Bank,  the
Grantor  will  execute all  documentation  necessary  for the Bank to obtain and maintain  perfection of its security interests in the Collateral.  At the Bank's request,  the Grantor will execute, in form satisfactory to the Bank, a Rider to
Security  Agreement - Copyrights  (if any  Collateral  consists of registered or unregistered  copyrights),  a Rider to  Security  Agreement  -  Patents  (if any
Collateral  consists  of patents or patent  applications),  a Rider to  Security
Agreement - Trademarks  (if any Collateral  consists of trademarks,  tradenames, tradestyles or trademark applications).  If any Collateral consists of letter of
credit  rights,   electronic  chattel  paper,  deposit  accounts  or  supporting obligations  not  maintained  with  the  Bank or one of its  affiliates,  or any securities  entitlement,  securities account,  commodities account,  commodities contract or other  investment  property,  then at the Bank's request the Grantor
will  execute,   and  will  cause  the  depository   institution  or  securities
intermediary upon whose books and records the ownership  interest of the Grantor in such Collateral appears, to execute such Pledge Agreements,  Notification and
Control  Agreements or other  agreements as the Bank deems necessary in order to perfect,  prioritize and protect its security  interest in such  Collateral,  in each case in a form satisfactory to the Bank. Notwithstanding the foregoing, the
Bank has agreed to be  responsible  for the costs and  expenses  incurred by the
Bank on or  prior  to the  date  hereof  in  connection  with  the  preparation, negotiation  and  delivery  of  this  Security  Agreement  and  the  other  Loan
Documents, lien searches, recording and filing fees.

9. Events of Default. The Grantor shall, at the Bank's option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"): (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c)
demand by the Bank under any of the Obligations that have a demand feature; (d)
the failure by the Grantor to perform any of its obligations under this
Agreement which calls for the payment of money when such money is due or the failure by the Grantor to keep, observe or perform any of the other undertakings, conditions, stipulations, agreements, covenants or obligations of the Grantor as set forth in this Agreement, and such failure continues for twenty (20) days after the receipt of written notice from the Bank; (e) falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the
Grantor; (f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor and the failure of the Grantor to discharge the judgment within twenty (20) days of the entry thereof or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (g) the failure of the Bank to have a perfected first priority security interest in the Collateral; (h) any indication or evidence received by the Bank that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Bank's discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or (i) if the Bank otherwise deems itself insecure.

10. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the
UCC. The Bank's remedies include, but are not limited to, the right to (a)
peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the
Grantor or the opportunity for a hearing, (b) render the Collateral unusable,
(c) dispose of the Collateral on the Grantor's premises, (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank, and (e) notify the United States Postal Service to send the Grantor's mail to the Bank. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the
Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Bank's reasonable attorneys' fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The
Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

11. Power of Attorney. The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power, at any time after the occurrence of an Event of Default, to (a)
endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or
Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

12. Payment of Expenses. At its option, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

13. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.
Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

14. Preservation of Rights. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

15. Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this
Agreement.

16. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

17. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

18. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

19. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

20. Interpretation. In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular;
words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include
"and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and
references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this
Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21. Indemnity. The Grantor agrees to indemnify each of the Bank, each legal entity, if any, who controls the Bank and each of their respective directors, officers and employees (the "Indemnified Parties") and to hold each Indemnified
Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the
Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

22. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE
RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE
LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCEPT
THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM
THE STATE WHERE SUCH OFFICE OF THE BANK IS LOCATED) SHALL GOVERN THE CREATION,
PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR
ANY INTEREST THEREIN. The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this
Agreement.

23. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES
ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN
CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH
DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS
KNOWING AND VOLUNTARY.
The Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:

                                        Media Sciences International, Inc.

____________________________________    By:_________________________________
                                                                      (SEAL)
Print Name: Denise Hawkins              Print Name: Michael W. Levin

Title: Secretary                        Title: President

                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:__________________________________
                                                                       (SEAL)

                                        Print Name: George Beyjoun

                                        Title: Vice President

                                   EXHIBIT "A"
                              TO SECURITY AGREEMENT

1.   Grantor's form of organization  (i.e.,  corporation,  partnership,  limited liability company):

     corporation

2.   Grantor's  State  of  organization,  if a  registered  organization  (i.e., corporation, limited partnership or limited liability company):

     New Jersey

3.   Grantor's principal residence, if a natural person or general partnership:

     N/A

4.   Address of Grantor's chief executive office, including the County:

     40 Boroline Road, Allendale, Bergen County, NJ 07401

     8 Allerman Road, Oakland, Bergen County, NJ  07436-beginning 2005

5.   Grantor's EIN, if not a natural person:

     87-0475073

6.   Grantor's SSN, if a natural person:

     N/A

7.   Grantor's organizational ID# (if any exists):

     N/A

8.   Address for books and records, if different:

     40 Boroline Road, Allendale, Bergen County, NJ  07401

     8 Allerman Road, Oakland, Bergen County, NJ  07436-beginning 2005

9.   Addresses of other Collateral locations,  including Counties,  for the past five (5) years:

     Alpha Warehousing, 1100 River Street, Ridgefield, New Jersey 07657

10.  Name and  address  of  landlord  or owner if location is not owned by the
     Grantor:

     Allendale Associates, 87 Route 17, Maywood, Bergen County, New Jersey 07607

     JVNJ REALTY CORP, 4151 Gulf Shore Boulevard, #1502, Naples, Florida 34103

11.  Other names or tradenames now or formerly used by the Grantor:

     N/A

12.  List of all existing  Commercial Tort Claims (by case title with court and brief description of claim):

     N/A

Guaranty and Suretyship
Agreement

     THIS  GUARANTY  AND  SURETYSHIP  AGREEMENT  (this  "Guaranty")  is made and entered  into  as of  this  16th  day  of  December,  2004,  by  Media  Sciences
International,  Inc., a Delaware corporation (the "Guarantor"),  with an address at 40 Boroline Road,  Allendale,  NJ 07401, in consideration of the extension of credit by PNC BANK,  NATIONAL  ASSOCIATION (the "Bank"),  with an address at Two
Tower Center  Boulevard,  East  Brunswick,  New Jersey 08816, to Media Sciences,
Inc., a New Jersey corporation, and Cadapult Graphic Systems, Inc., a New Jersey
corporation  (each the "Borrower"),  and other good and valuable  consideration, the receipt and sufficiency of which are hereby acknowledged.

     1.  Guaranty  of   Obligations.   The  Guarantor   hereby   unconditionally
guarantees,  and becomes surety for, the prompt  payment and  performance of all loans, advances, debts, liabilities,  obligations, covenants and duties owing by the  Borrower to the Bank or to any other direct or indirect  subsidiary  of The
PNC Financial  Services  Group,  Inc., of any kind or nature,  present or future
(including any interest accruing thereon after maturity,  or after the filing of
any  petition  in   bankruptcy,   or  the   commencement   of  any   insolvency,
reorganization  or like  proceeding  relating to the Borrower,  whether or not a claim for post-filing or post-petition  interest is allowed in such proceeding),
whether  direct  or  indirect   (including   those  acquired  by  assignment  or
participation),  absolute or contingent, joint or several, due or to become due, now existing or  hereafter  arising,  whether or not (i)  evidenced by any note, guaranty or other  instrument,  (ii) arising under any agreement,  instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit,  opening of a letter of credit,  loan,  equipment lease or guarantee,
(v) under any interest or currency swap,  future,  option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction,  forward,  option or other  similar  transaction  providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing  houses or  otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item,  instrument,  payment order or other  deposit or credit to a deposit or other  account,  or out of the
Bank's  non-receipt of or inability to collect funds or otherwise not being made whole in  connection  with  depository or other  similar  arrangements;  and any amendments,  extensions,  renewals and increases of or to any of the  foregoing, and  all  costs  and  expenses  of  the  Bank  incurred  in  the  documentation, negotiation,  modification,  enforcement, collection and otherwise in connection with any of the foregoing,  including  reasonable  attorneys'  fees and expenses
(hereinafter  referred to  collectively as the  "Obligations").  If the Borrower defaults  under any such  Obligations,  the Guarantor will pay the amount due to the Bank.

     2. Nature of  Guaranty;  Waivers.  This is a guaranty of payment and not of collection  and the Bank shall not be required or  obligated,  as a condition of the  Guarantor's  liability,  to make any  demand  upon or to pursue  any of its rights  against the Borrower,  or to pursue any rights which may be available to it with  respect to any other  person  who may be liable for the  payment of the
Obligations.

     This is an absolute, unconditional, irrevocable and continuing guaranty and will  remain in full force and  effect  until all of the  Obligations  have been indefeasibly  paid in full,  and the Bank has  terminated  this  Guaranty.  This
Guaranty  will  remain in full  force and effect  even if there is no  principal balance  outstanding  under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Bank of any other party,  or any other  guaranty or any security held by it for any of the  Obligations,  by any failure of the Bank to take any steps to perfect or maintain its lien or security  interest in or to preserve  its  rights  to  any  security  or  other  collateral  for  any of the
Obligations  or  any  guaranty,  or by  any  irregularity,  unenforceability  or invalidity  of any of the  Obligations  or any part  thereof or any  security or other guaranty  thereof.  The  Guarantor's  obligations  hereunder  shall not be
affected,  modified  or  impaired  by  any  counterclaim,   set-off  recoupment,
deduction or defense based upon any claim the  Guarantor  may have  (directly or indirectly)  against the Borrower or the Bank,  except payment or performance of the Obligations.

     Notice of  acceptance of this  Guaranty,  notice of extensions of credit to the  Borrower  from time to time,  notice of  default,  diligence,  presentment, notice of dishonor,  protest, demand for payment, and any defense based upon the
Bank's failure to comply with the notice  requirements  under Sections 9-611 and
9-612 of the Uniform  Commercial  Code as in effect from time to time are hereby waived.  The Guarantor  waives all defenses based on suretyship or impairment of collateral.

     The  Bank at any  time and from  time to  time,  without  notice  to or the consent of the  Guarantor,  and without  impairing or releasing,  discharging or modifying  the  Guarantor's  liabilities  hereunder,  may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute,  modify, amend or alter, or grant consents or waivers relating to any of the  Obligations,  any other guaranties,  or any security for any Obligations or guaranties;  (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral,  to any Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion;  (d) settle, compromise or deal with any other  person,  including the Borrower or the  Guarantor,  with respect to any  Obligations in such manner as the Bank deems  appropriate in its sole discretion;  (e) substitute,  exchange or release any security or guaranty;
or (f) take such  actions  and  exercise  such  remedies  hereunder  as provided herein.

     3.  Repayments or Recovery from the Bank. If any demand is made at any time upon the Bank for the  repayment  or  recovery  of any amount  received by it in payment or on account of any of the  Obligations  and if the Bank  repays all or any part of such amount by reason of any judgment,  decree or order of any court or administrative  body or by reason of any settlement or compromise of any such demand,  the  Guarantor  will be and remain  liable  hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally  by the Bank.  The  provisions  of this  section  will be and  remain effective  notwithstanding  any contrary action which may have been taken by the
Guarantor in reliance upon such payment,  and any such contrary  action so taken will be without  prejudice to the Bank's rights  hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

     4. Financial Statements. Unless compliance is waived in writing by the Bank or until  all of the  Obligations  have been paid in full,  the  Guarantor  will promptly submit to the Bank such information relating to the Guarantor's affairs
(including  but not limited to annual  financial  statements and tax returns for the  Guarantor)  or any  security  for the  Guaranty as the Bank may  reasonably request.

     In the  event  that any  such  information  submitted  to the Bank has been prepared by an outside accountant,  the same shall be accompanied by a statement in writing signed by the accountant disclosing that the accountant is aware that the information prepared by the accountant would be submitted to and relied upon by the Bank in  connection  with the Bank's  determination  to grant or continue credit.

     5. Enforceability of Obligations. No modification,  limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar  proceeding  for relief of  debtors  under  federal or state law will affect,  modify,  limit or  discharge  the  Guarantor's  liability in any manner whatsoever  and this  Guaranty will remain and continue in full force and effect and will be  enforceable  against the  Guarantor to the same extent and with the same force and effect as if any such  proceeding  had not been  instituted.  The
Guarantor  waives all rights and benefits  which might accrue to it by reason of
any  such  proceeding  and  will  be  liable  to  the  full  extent   hereunder,
irrespective  of any  modification,  limitation or discharge of the liability of the Borrower that may result from any such proceeding.

     The Guarantor  expressly waives the effect of any statute of limitations or other limitations on any actions under this Guaranty.

     6. Events of Default.  The  occurrence of any of the following  shall be an
"Event  of  Default":  (i)  any  Event  of  Default  (as  defined  in any of the
Obligations); (ii) any default under any of the Obligations that does not have a defined  set of "Events of  Default"  and the lapse of any notice or cure period provided in such Obligations  with respect to such default;  (iii) demand by the
Bank  under  any  of the  Obligations  that  have a  demand  feature;  (iv)  the
Guarantor's failure to perform any of its obligations  hereunder which calls for the payment of money when such money is due or the Guarantor's  failure to keep, observe  or perform  any of the other  undertakings,  conditions,  stipulations, agreements,  covenants  or  obligations  of the  Borrower  as set  forth in this
Agreement,  and such failure continues for twenty (20) days after the receipt of written notice from the Bank; (v) the falsity,  inaccuracy or material breach by the  Guarantor of any written  warranty,  representation  or  statement  made or furnished to the Bank by or on behalf of the Guarantor;  or (vi) the termination or attempted  termination of this Guaranty.  Upon the occurrence of any Event of
Default,  (a) the Guarantor shall pay to the Bank the amount of the Obligations;
or (b) on demand of the Bank, the Guarantor shall  immediately  deposit with the
Bank, in U.S.  dollars,  all amounts due or to become due under the Obligations, and the Bank may at any time use such funds to repay the Obligations; or (c) the
Bank in its  discretion  may exercise with respect to any  collateral any one or more of the rights and remedies  provided a secured  party under the  applicable version of the Uniform  Commercial  Code; or (d) the Bank in its  discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

     7.  Right of  Setoff.  In  addition  to all liens upon and rights of setoff against the Guarantor's money, securities or other property given to the Bank by law, the Bank shall have,  with respect to the  Guarantor's  obligations  to the
Bank  under this  Guaranty  and to the extent  permitted  by law, a  contractual possessory  security interest in and a contractual right of setoff against,  and the  Guarantor  hereby grants Bank a security  interest in, and hereby  assigns, conveys,  delivers,  pledges and  transfers  to the Bank all of the  Guarantor's right,  title and interest in and to, all of the Guarantor's  deposits,  moneys, securities  and other  property  now or  hereafter  in the  possession  of or on deposit  with,  or in  transit  to,  the Bank or any other  direct  or  indirect subsidiary of The PNC Financial  Services Group, Inc., whether held in a general or special  account or deposit,  whether  held jointly  with  someone  else,  or whether held for safekeeping or otherwise,  excluding,  however, all IRA, Keogh, and trust  accounts.  Every such  security  interest  and right of setoff may be exercised  without demand upon or notice to the  Guarantor.  Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank,  although the Bank may enter such setoff on its books and records at a later time.

     8.  Collateral.  This Guaranty is secured by the property  described in any collateral  security  documents which the Guarantor executes and delivers to the
Bank and by such  other  collateral  as  previously  may have been or may in the future be granted to the Bank to secure any  Obligations of the Guarantor to the
Bank.

     9.  Costs.  To the extent  that the Bank  incurs any costs or  expenses  in protecting  or enforcing  its rights  under the  Obligations  or this  Guaranty, including  reasonable  attorneys' fees and the costs and expenses of litigation, such  reasonable  costs and expenses will be due on demand,  will be included in the  Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in any of the Obligations).

     10.  Postponement  of Subrogation.  Until the Obligations are  indefeasibly paid in  full,  expire,  are  terminated  and are not  subject  to any  right of revocation or rescission,  the Guarantor  postpones and subordinates in favor of the Bank or its designee  (and any assignee or potential  assignee)  any and all rights which the Guarantor may have to (a) assert any claim  whatsoever  against the Borrower based on subrogation,  exoneration,  reimbursement, or indemnity or any right of recourse to security for the  Obligations  with respect to payments made  hereunder,  and (b)  any  realization  on any  property  of the  Borrower, including participation in any marshalling of the Borrower's assets.

     11. Notices. All notices, demands, requests,  consents, approvals and other communications  required or permitted  hereunder  ("Notices") must be in writing and will be effective upon receipt.  Notices may be given in any manner to which the Bank and the Guarantor may  separately  agree,  including  electronic  mail.
Without limiting the foregoing,  first-class  mail,  facsimile  transmission and commercial courier service are hereby agreed to as acceptable methods for giving
Notices.  Regardless  of the manner in which  provided,  Notices  may be sent to addresses  for the Bank and the  Guarantor  as set forth  above or to such other address as either may give to the other for such purpose in accordance with this section.

     12.  Preservation  of Rights.  No delay or  omission  on the Bank's part to exercise  any right or power  arising  hereunder  will  impair any such right or power or be considered a waiver of any such right or power,  nor will the Bank's action or  inaction  impair  any such  right or power.  The  Bank's  rights  and remedies  hereunder  are  cumulative  and not  exclusive  of any other rights or remedies  which the Bank may have under other  agreements,  at law or in equity.
The Bank may proceed in any order  against the  Borrower,  the  Guarantor or any other obligor of, or collateral securing, the Obligations.

     13.  Illegality.  If any  provision  contained in this  Guaranty  should be invalid,  illegal or unenforceable in any respect, it shall not affect or impair the validity,  legality and  enforceability of the remaining  provisions of this
Guaranty.

     14. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Guarantor  from,  any provision of this Guaranty will be effective  unless made in a writing  signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Guarantor will entitle the Guarantor to any  other  or  further  notice  or  demand  in the  same,  similar  or other circumstance.

     15.  Entire   Agreement.   This  Guaranty   (including  the  documents  and
instruments  referred to herein) constitutes the entire agreement and supersedes all other prior agreements and  understandings,  both written and oral,  between the Guarantor and the Bank with respect to the subject matter hereof;  provided, however,  that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Bank.

     16. Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Bank and their respective heirs, executors, administrators,  successors and assigns;  provided,  however, that the Guarantor may not assign  this  Guaranty  in whole or in part  without  the  Bank's  prior written consent and the Bank at any time may assign this Guaranty in whole or in part.

     17.  Interpretation.  In this  Guaranty,  unless the Bank and the Guarantor otherwise agree in writing,  the singular includes the plural and the plural the singular;  references to statutes are to be construed as including all statutory provisions  consolidating,  amending or replacing  the statute  referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes"
and "include" shall be deemed to be followed by the words "without  limitation";
and  references to sections or exhibits are to those of this  Guaranty.  Section headings in this  Guaranty are included for  convenience  of reference  only and shall not  constitute  a part of this  Guaranty for any other  purpose.  If this
Guaranty is executed by more than one party as  Guarantor,  the  obligations  of such persons or entities will be joint and several.

     18.  Indemnity.  The Guarantor  agrees to indemnify each of the Bank,  each legal  entity,  if any,  who  controls  the Bank  and  each of their  respective directors,  officers and employees (the "Indemnified Parties"), and to hold each
Indemnified  Party  harmless  from and  against,  any and all  claims,  damages, losses,  liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation  therefor)  which any Indemnified  Party may incur or which may be asserted  against any  Indemnified  Party by any person,  entity or governmental  authority (including any person or entity claiming derivatively on behalf of the  Guarantor),  in connection  with or arising out of or relating to the matters  referred to in this Guaranty,  whether (a) arising from or incurred in connection with any breach of a  representation,  warranty or covenant by the
Guarantor,  or (b) arising out of or  resulting  from any suit,  action,  claim, proceeding or governmental investigation,  pending or threatened,  whether based on statute,  regulation or order, or tort, or contract or otherwise,  before any court or governmental authority; provided, however, that the foregoing indemnity agreement  shall not  apply to any  claims,  damages,  losses,  liabilities  and expenses  solely  attributable  to an  Indemnified  Party's gross  negligence or willful  misconduct.  The  indemnity  agreement  contained in this Section shall survive the termination of this Guaranty and assignment of any rights hereunder.
The Guarantor may participate at its expense in the defense of any such claim.

     19. Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office  indicated  above is located.  THIS GUARANTY WILL BE INTERPRETED  AND THE
RIGHTS AND  LIABILITIES  OF THE BANK AND THE GUARANTOR  DETERMINED IN ACCORDANCE
WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE  INDICATED  ABOVE IS LOCATED,
EXCLUDING ITS CONFLICT OF LAWS RULES. The Guarantor hereby irrevocably  consents to the  exclusive  jurisdiction  of any state or federal  court in the county or judicial  district where the Bank's office indicated above is located;  provided that nothing  contained in this Guaranty will prevent the Bank from bringing any action,  enforcing  any award or judgment or exercising  any rights  against the
Guarantor  individually,  against any  security  or against any  property of the
Guarantor  within  any  other  county,   state  or  other  foreign  or  domestic
jurisdiction.  The  Guarantor  acknowledges  and agrees that the venue  provided above is the most  convenient  forum  for both the Bank and the  Guarantor.  The
Guarantor  waives  any  objection  to venue  and any  objection  based on a more convenient forum in any action instituted under this Guaranty.

     20. Equal Credit Opportunity Act. If the Guarantor is not an "applicant for credit"  under  Section  202.2 (e) of the Equal Credit  Opportunity  Act of 1974
("ECOA"), the Guarantor acknowledges that (i) this Guaranty has been executed to provide  credit  support for the  Obligations,  and (ii) the  Guarantor  was not
required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

     21.  Authorization  to  Obtain  Credit  Reports.  By  signing  below,  each
Guarantor who is an individual provides written authorization to the Bank or its designee  (and any  assignee or potential  assignee)  to obtain the  Guarantor's personal  credit  profile  from  one  or  more  national  credit  bureaus.  Such authorization  shall extend to obtaining a credit  profile in  considering  this
Guaranty and  subsequently  for the purposes of update,  renewal or extension of such credit or additional  credit and for reviewing or collecting  the resulting account.

     22.  WAIVER OF JURY TRIAL.  THE  GUARANTOR  IRREVOCABLY  WAIVES ANY AND ALL
RIGHT THE  GUARANTOR  MAY HAVE TO A TRIAL BY JURY IN ANY ACTION,  PROCEEDING  OR
CLAIM OF ANY  NATURE  RELATING  TO THIS  GUARANTY,  ANY  DOCUMENTS  EXECUTED  IN
CONNECTION  WITH THIS GUARANTY OR ANY  TRANSACTION  CONTEMPLATED  IN ANY OF SUCH
DOCUMENTS.  THE GUARANTOR  ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND
VOLUNTARY.

     The  Guarantor  acknowledges  that  it has  read  and  understood  all  the provisions of this  Guaranty,  including the waiver of jury trial,  and has been advised by counsel as necessary or appropriate. WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:                        Media Sciences International, Inc.

____________________________________     By:_________________________________
                                                                       (SEAL)
Print Name: Denise Hawkins               Name: Michael W. Levin

Title: Secretary                         Title: President